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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     ☒                        Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12

HD SUPPLY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

3400 Cumberland Boulevard, Atlanta, Georgia 30339

March 30, 2018

Dear Stockholder:

          It is my pleasure to invite you to attend HD Supply Holdings, Inc.'s annual meeting of stockholders to be held at 11:00 a.m. (Eastern Daylight Time) on May 17, 2018. The meeting will be held at HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

          The accompanying notice of meeting and proxy statement contain important information, including a description of the business that will be acted upon at the meeting, as well as the voting procedures and general information about the meeting. At the meeting, management will be available to respond to any questions you may have regarding the Company's performance and operations or to other questions you may have.

          Your vote is important. Whether you plan to attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or, if you received a proxy card by mail, you may sign, date and return the proxy card in the envelope provided. If you plan to attend the annual meeting you may vote in person. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares in person for the matters acted on at the meeting.

          Registration and seating will begin at 10:00 a.m. (Eastern Daylight Time). Each stockholder will be asked to present an admittance ticket (the Notice of Internet Availability that you received by mail) and valid government-issued picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 21, 2018 record date. Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

          Thank you for your support of HD Supply. We look forward to seeing you at the annual meeting.

Sincerely,
/s/ JOSEPH J. DEANGELO
Joseph J. DeAngelo Chairman, President and Chief Executive Officer

3400 Cumberland Boulevard, Atlanta, Georgia 30339

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, May 17, 2018, at 11:00 a.m. Eastern Daylight Time.
Place:	HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339 (the reception desk will provide directions to the Annual Meeting room when you register).
Record Date:	March 21, 2018.
Who May Vote:	Stockholders as of the close of business on March 21, 2018 are entitled to one vote per share at the 2018 annual meeting of stockholders (the "Annual Meeting").
Items of Business:	1.	To approve an amendment to our Certificate of Incorporation and Bylaws to declassify our board and provide for the annual election of directors;
	2.	To elect as directors the four persons nominated by the board and named in this proxy statement;
	3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2019; and
	4.	To transact any other business as may properly come before the Annual Meeting.

A copy of this proxy statement and our annual report on Form 10-K for our fiscal year ended January 28, 2018 are available free of charge at http://www.astproxyportal.com/ast/18392/. Directions for attending the Annual Meeting are also available at that website.

To attend the meeting in person, please bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).
Annual Meeting Materials:	A Notice of Internet Availability of Proxy Materials or this proxy statement is first being mailed to stockholders on or about March 30, 2018.
Date of Mailing:	March 30, 2018.

          Your vote is important. Please vote as soon as possible via the Internet or, if you received a proxy card by mail, by signing and returning the proxy card. Instructions for your voting options are described on the proxy card.

By Order of the Board of Directors
/s/ DAN S. MCDEVITT
Dan S. McDevitt General Counsel and Corporate Secretary

Atlanta, Georgia
March 30, 2018

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING

           HD SUPPLY HOLDINGS, INC.

3400 Cumberland Boulevard, Atlanta, Georgia 30339

          This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2018 Annual Meeting Information:

Date:	Thursday, May 17, 2018
Time:	11:00 a.m. Eastern Daylight Time
Location:	HD Supply's headquarters, located at 3400 Cumberland Boulevard, Atlanta, Georgia 30339 (the reception desk will provide directions to the Annual Meeting room when you register)
Record Date:	March 21, 2018
Admission:
To attend the meeting in person, you will need your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).

Items of Business:

Proposals		Board Vote Recommendation	Page Reference (for more information)

1.	Approve an amendment to our Certificate of Incorporation and Bylaws to declassify our board and provide for the annual election of directors	FOR	4, 10, 12, 67-68

2.	Elect four directors nominated by the board	FOR ALL	4-5, 10-12, 69-70

3.	Ratify the appointment of our independent registered public accounting firm	FOR	6, 10-12, 71

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 1

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

2017 Company Performance Results

          Despite a challenging year, HD Supply Holdings, Inc. (the "Company") achieved the following results in fiscal 2017:

    •
    Net sales increased $302 million, or 6.3% as compared to fiscal 2016
    •
    Net income increased $774 million to $970 million for fiscal 2017, as compared to $196 million for fiscal 2016
    •
    Gross profit increased $108 million, or 5.6%, as compared to fiscal 2016
    •
    Gross profit as a percent of net sales was down approximately 20 basis points, as compared to fiscal 2016
    •
    Net income per diluted share increased $4.04 to $5.01, as compared to $0.97 for 2016
    •
    Operating income increased 7.6%, as compared to fiscal 2016
    •
    Adjusted net income per diluted shares was $2.31 for fiscal 2017, as compared to $1.50 for fiscal 2016
    •
    Adjusted EBITDA increased $51 million, or 7.5%, as compared to fiscal 2016
    •
    Adjusted net income increased 48.0%, as compared to fiscal 2016
    •
    Working capital excluding the impact of discontinued operations, and excluding cash and cash equivalents, increased $83 million from January 29, 2017 to January 28, 2018
    •
    Total stockholder return for fiscal 2017 was (7.1)%
    •
    A portion of the total stockholder return was attributable to $584 million in share repurchases during the year

          In addition to the above performance highlights, the Company accomplished significant debt reduction and ongoing interest savings objectives during the year. In December 2017, we reduced the U.S. borrowing capacity on our Senior ABL Facility by $500 million. In September 2017, we used a portion of the net proceeds from the sale of our Waterworks business to redeem all of the outstanding $1,250 million aggregate principal of our 5.25% Senior Secured First Priority Notes due 2021. In April 2017, we used cash and available borrowings under the Senior ABL Facility to repay $100 million aggregate principal of our Term B-1 Loans. Debt refinancing activities in fiscal 2017 will reduce cash interest payments by approximately $75 million annually.

          The Company supplements its reporting of net income with non-GAAP measurements, including adjusted EBITDA, adjusted net income (loss), adjusted net income per diluted share and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding adjusted EBITDA, adjusted net income and adjusted net income per diluted share referred to herein, including a reconciliation, if available, to the most comparable GAAP measure, is included under Management's Discussion and Analysis of Financial Condition and Results of Operations – Key Business Metrics – Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K filed by the Company on March 13, 2018.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 2

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

Corporate Governance Highlights

Board Independence	• Eight of our nine directors are independent; all director nominees are independent.
Independent Lead Director

•

Our independent directors regularly meet in private executive sessions without management.

•

We have an independent lead director, who serves as the presiding director at the executive sessions of the independent directors.

•

All committees of the board are comprised exclusively of independent directors.

Board Oversight

•

The board regularly devotes substantial time to the Company's strategic priorities, focusing on assessing the Company's progress to date, as well as on strategic initiatives and risks over the short and long term. The board believes that although short-term performance is important, it should be assessed in the context of the Company's long-term goals.

Risk Oversight

•

The board has overall responsibility for the oversight of the Company's risk management and reviews our major financial, operational, compliance, reputational and strategic risks, including steps to monitor, manage and mitigate such risks.

•

Each board committee is responsible for oversight of risk management practices for categories of risks relevant to its functions.

Annual Board Assessments	• The board and each board committee conducts an annual assessment of their effectiveness as a group.
Board Refreshment

•

The board continues to recruit new directors to bring fresh perspectives and new ideas into our boardroom. During fiscal 2017, pursuant to our age 75 mandatory retirement policy, John W. Alden retired from board service at the end of his current term expiring at the 2017 annual meeting. Peter Dorsman and Lauren Taylor Wolfe joined the board in March 2017, Lionel Nowell in May 2017, and Scott Ostfeld in September 2017. Peter Leav and Lionel Nowell resigned from board service during 2017.

•

Mr. Dorsman (age 62) has extensive experience in leading large supply chain and customer service organizations. Ms. Taylor Wolfe (age 39) has expertise in capital allocation, capital markets and financial analysis and experience across various industries including information technology, consumer, industrials, and business services. Mr. Ostfeld (age 41) has extensive experience investing in companies and engaging with them to help improve stockholder value, as well as with capital allocation, strategy and governance. Their collective knowledge and experience brings valuable insight to our board. The age, gender and thought diversity that Ms. Taylor Wolfe and Messrs. Dorsman and Ostfeld bring to the board will further enhance the diversity of experience, backgrounds and opinions represented on the board. Additional qualifications, experience, and other information about our directors is provided on pages 17-21.

Stockholder Outreach

•

Company management has in the past engaged in wide-ranging dialogue with our major institutional investors. Both the Company and the board benefit greatly from the insights, experiences and ideas exchanged during these engagements. We are committed to continuing this dialogue with our stockholders in the future.

Board Declassification – Annual Elections

•

The board evaluates on an ongoing basis our corporate governance policies. It recently evaluated the current need for a classified board structure and determined that declassification would be in the best interests of the Company and its stockholders. At the Annual Meeting, we are asking our stockholders to approve an amendment to our Certificate of Incorporation and Bylaws to declassify our board and provide for the annual election of directors.

Stock Ownership Guidelines and Holding Period Requirements

•

We amended our stock ownership guidelines for our independent directors in 2017 to increase the required ownership from three to five times the annual cash board retainer. Our independent directors must now own at least $450,000 of our common stock within five years of joining the board. All directors, other than the directors who joined the board during 2017, satisfied the prior guidelines of three times the annual cash board retainer as of the May 2017 annual meeting date. Assuming a stock price of at least $34.50, all directors, other than the directors who joined the board during 2017, will satisfy the increased ownership guidelines of five times the annual cash board retainer by the 2018 annual meeting date.

•

Our CEO must own at least five times, our CFO and each of our executive officers who is in charge of a principal business unit must own three times, and each other executive officer must own one times, his or her annual base salary in our common stock within the later of five years from the 2013 effective date of the policy or the date he or she becomes an executive officer. All of our named executive officers currently satisfy the stock ownership guidelines.

•

Our directors and executives must hold 50% of their vested awards until the ownership guidelines are satisfied and, once satisfied, must hold sufficient shares to satisfy the guidelines at all times.

Compensation Clawback	• In the event of a significant restatement of financial results, the board may recoup cash incentive bonuses and equity awards granted to our executive officers.
Director Orientation and Continuing Education

•

We provide orientation for new directors, and provide our directors with materials or briefing sessions on subjects that we believe will assist them in discharging their duties. We also engage third parties to provide either in-boardroom or dinner meeting education to our directors. To supplement the education we provide, we encourage our directors to attend external programs and reimburse up to $5,000 annually for the costs of attending such programs.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 3

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

Proposal 1 – Amendment to Certificate of Incorporation and Bylaws to Declassify the Board of Directors

          The board is asking you to approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") and the Company's Third Amended and Restated By-Laws (the "Bylaws") to declassify our board and allow for the annual election of directors. For more information see pages 67-68.

Proposal 2 – Director Election

General

          The Company currently has nine directors divided into three classes: two directors in Class I, four directors in Class II, and three directors in Class III. The term of office of the Class II directors expires at the Annual Meeting. The Nominating and Corporate Governance Committee reviewed the qualifications, performance and circumstances of each incumbent Class II director. After completing its review, the Committee proposed all incumbent Class II directors for re-election. The board approved the Committee's recommendation regarding the Class II incumbent directors. The education and professional history of the four Class II nominees are provided below.

Class II Election

          The four nominees for election as Class II directors are listed below. If our stockholders approve the proposed amendment of our Certificate of Incorporation and Bylaws (see Proposal 1 on pages 67-68) by the requisite vote at the Annual Meeting, then the proposed amendment will become effective immediately upon the filing of the proposed amendment with the office of the Secretary of State of the State of Delaware, which we intend to do during the course of the Annual Meeting, and will apply to the election of directors at the Annual Meeting. If the proposed amendment is approved:

    •
    at the Annual Meeting, the Class II directors whose term expires the Annual Meeting will stand for election for terms of one year (a term that expires at the 2019 annual meeting of stockholders);

    •
    at the 2019 annual meeting of stockholders, Class II directors elected at the Annual Meeting, as well as the Class III directors whose term expires at the 2019 annual meeting of stockholders, will stand for election for terms of one year (a term that expires at the 2020 annual meeting of stockholders); and

    •
    at the 2020 annual meeting of stockholders in 2020, the board will cease to be classified and all directors will be elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify.

          If the proposed amendment is not approved by the stockholders of the Company by the requisite vote at the Annual Meeting, the Company will continue to have a classified board as currently provided for in the Company's Certificate of Incorporation and Bylaws, and, if elected, the nominees will serve for a three-year term and until their successors are elected and qualify.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 4

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

          If you sign and return the accompanying proxy card, your shares will be voted for the election of the three Class II nominees recommended by the board unless you choose to withhold from voting for any of the nominees. If for any reason any nominee is unable to serve or will not serve, such proxies may be voted for a substitute nominee designated by the board as the proxy holder may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

Class II Nominees

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the four nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the four nominees for election as Class II directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" below for details regarding the board's majority voting policy). Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class II nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Betsy S. Atkins	64	2013	CEO, Baja Corporation	Chair N&CG	3	Yes
Scott D. Ostfeld	41	2017	Partner, JANA Partners	Compensation	0	Yes
James A. Rubright	71	2014	Retired CEO, Rock-Tenn	Audit; N&CG	0	Yes
Lauren Taylor Wolfe	39	2017	Founding Partner, Impactive Capital*	Audit; N&CG	0	Yes

*
Effective April 2018

          Additional qualifications, experience, and other information about the four director nominees, as well as the current members of the board who will continue to serve after the Annual Meeting, is provided on pages 17-21. There are no agreements or arrangements between third parties and any of our directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director.

Majority Voting Policy – Director Nominees

          The full text of the board's majority voting policy for director nominees is set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

          Each of the four nominees for election as Class II directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results in the event such nominee receives a greater number of votes "withheld" from his or election than votes "for" his or her election (a "Majority Withheld Vote"). Neither abstentions nor broker non-votes are deemed to be votes for or withheld from a director's election. The Nominating and Corporate Governance Committee will consider any tendered resignation and recommend to the board whether to accept or reject it. The board will act on each tendered resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, at its next regularly scheduled board meeting following the certification of the election results. The Nominating and Corporate Governance

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 5

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

Committee, when making its recommendation, and the board, when making its decision, may consider any factors or other information that it considers appropriate, including, without limitation, the reasons (if any) given by stockholders as to why they withheld their votes, the qualifications of the tendering director, his or her contributions to the board and the Company, and the results of the most recent evaluation of the tendering director's performance by the Nominating and Corporate Governance Committee and other board members.

          The board will promptly and publicly disclose (1) its decision whether to accept or reject the director's tendered resignation, and (2) if rejected by the board, the board's reasons for rejecting the tendered resignation. Any director who tenders his or her resignation will not participate in the Nominating and Corporate Governance Committee recommendation or board action regarding whether to accept or reject the tendered resignation. If a director's tendered resignation is rejected by the board, the director will continue to serve for the remainder of his or her term and until his or her successor is duly elected, or his or her earlier death, resignation or removal. If a director's tendered resignation is accepted by the board, then the board, in its sole discretion, may fill any resulting vacancy or may decrease the number of directors comprising the board, in each case pursuant to the provisions of, and to the extent permitted by, the Bylaws.

          The board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of a Majority Withheld Vote for that director and (ii) acceptance of the tendered resignation by the board. Each of the Class II director nominees have signed such an irrevocable resignation.

Proposal 3 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

          The board is asking you to ratify its appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the 2018 fiscal year ending February 3, 2019. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008. Set forth below is summary information with respect to the fees billed to us by PricewaterhouseCoopers LLP for services provided to us during the fiscal years ended January 28, 2018 and January 29, 2017. For more information, see pages 64-66 and page 71.

Fees Billed	FYE2018 (Fiscal 2017)	FYE2017 (Fiscal 2016)

Audit Fees	$3.1 million	$3.2 million
Audit-Related Fees	$1.8 million	$0.0 million
Tax Fees	$0.5 million	$0.5 million
All Other Fees	—	—

TOTAL	$5.4 million	$3.7 million

2019 Annual Meeting

          Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals submitted for inclusion in the proxy statement for our annual meeting of stockholders expected to be held in May 2019 must be received by us by November 30, 2018. For more information, see page 72.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 6

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

Why am I receiving these proxy materials?

          The accompanying proxy materials have been furnished to you because the Company is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

          The proxy materials include the notice and proxy statement for the Annual Meeting, our annual report on Form 10-K for the fiscal year ended January 28, 2018, the proxy card for the Annual Meeting, and directions on attending the Annual Meeting. The Company has made these proxy materials available to you by Internet or, upon your request, has delivered printed versions of these materials to you by mail, because you owned shares of Company common stock at the close of business on the March 21, 2018 record date.

          When you vote via the Internet, or by signing and returning the proxy card, you appoint Dan S. McDevitt and James F. Brumsey as your representatives at the Annual Meeting, with full power of substitution. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment, and as permitted by applicable law. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance via Internet, or if you received your proxy card by mail, by signing and returning your proxy card. If you vote via Internet, you do not need to return your proxy card.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

          In accordance with rules adopted by the U.S. Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to the Company of physically printing and mailing materials.

Who is entitled to vote?

          Holders of our common stock at the close of business on March 21, 2018 are entitled to vote. March 21, 2018 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available in electronic form at the place of the Annual Meeting on May 17, 2018 and will be accessible in electronic form for ten days before the meeting at our principal place of business, 3400 Cumberland Boulevard, Atlanta, Georgia 30339 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 7

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

Each share of common stock is entitled to how many votes?

          Holders of common stock are entitled to one vote per share. On the record date, there were                  shares of our common stock outstanding and entitled to vote.

How do I vote?

          If you are a registered stockholder, which means you hold your shares (including any restricted shares) in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, LLC, you have the following options for voting before the Annual Meeting:

  (1)
  Vote by Internet. Visit www.voteproxy.com and follow the steps outlined on the secure website. Internet voting is available 24 hours a day and will be accessible until 5:00 p.m. Eastern Daylight Time on May 16, 2018.

  (2)
  Vote by Mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the envelope provided.

          If you are a beneficial holder, meaning you hold your shares in "street name" through an account with a bank or broker, your ability to vote via the Internet or by telephone depends on the voting procedures of your bank or broker. Please follow the directions on the voting instruction form that your bank or broker provides.

          Stockholders may also attend the Annual Meeting and vote in person. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting. Please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, for details on how to request a proxy.

Is my vote confidential?

          Confidential voting applies to individual stockholders but not to corporate and institutional stockholders. Our confidential voting policy is set forth in our Corporate Governance Guidelines available at http://ir.hdsupply.com/governance.cfm.

What if I change my mind after I return my proxy?

          You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. Registered stockholders may do this by:

    •
    signing and properly submitting a subsequent proxy with a later date that is received before the polls close at the Annual Meeting;

    •
    voting by the Internet on or before 5:00 p.m. Eastern Daylight Time on May 16, 2018;

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 8

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)
    •
    giving written notice of revocation to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 before the Annual Meeting; or

    •
    voting in person at the Annual Meeting.

          If you hold shares through a bank or broker, please refer to your voting instruction form, or other information forwarded by your bank or broker, to see how you can revoke your proxy and change your vote.

          Attendance at the Annual Meeting will not, by itself, revoke a proxy.

How many votes do you need to hold the Annual Meeting?

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. A quorum must be present to conduct business at the Annual Meeting.

On what items am I voting?

          You are being asked to vote on two items:

  1.
  to approve an amendment to our Certificate of Incorporation and Bylaws to declassify our board and provide for the annual election of directors;

  2.
  to elect four directors nominated by the board and named in this proxy statement;

  3.
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2018 fiscal year ending February 3, 2019; and

  4.
  to transact any other business as may properly come before the Annual Meeting.

          No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

How does the board of directors recommend that I vote?

          The board recommends that you vote:

    •
    FOR approval of amendment of our Certificate of Incorporation and Bylaws to declassify the board and provide for the annual election of directors;
    •
    FOR the four director nominees; and
    •
    FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 9

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

How may I vote for the proposal to amend the Certificate of Incorporation and Bylaws to declassify the board and provide for the annual elections of directors?

          With respect to this proposal, you may:

    •
    vote FOR the approval of the amendment;
    •
    vote AGAINST the approval of the amendment; or
    •
    ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of at least 75% of the voting power of the outstanding shares as of the record date. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

          With respect to the election of directors, you may:

    •
    vote FOR the four nominees for director;
    •
    vote FOR one or more of the nominees for director and WITHHOLD from voting on one or more of the other nominees for director; or
    •
    WITHHOLD from voting on all the nominees for director.

          The Company's Bylaws provide for the election of directors by a plurality of the votes cast. This means that the four individuals nominated for election to the board who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the four nominees for election as Class II directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding the board's majority voting policy).

What happens if a nominee is unable to stand for election?

          If a nominee is unable to stand for election, the board may either:

    •
    reduce the number of directors that serve on the board; or
    •
    designate a substitute nominee.

          If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How may I vote for the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

    •
    vote FOR the ratification of the accounting firm;
    •
    vote AGAINST the ratification of the accounting firm; or
    •
    ABSTAIN from voting on the proposal.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 10

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

          In order to pass, the proposal must receive the affirmative vote of a majority in voting power of the shares entitled to vote at the Annual Meeting by the shares present in person, electronically, or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

Will my shares be voted if I do not vote via the Internet, telephone, by signing and returning my proxy card, or by attending the Annual Meeting and voting in person?

          If you do not vote via the Internet, by telephone (certain beneficial stockholders), by signing and returning your proxy card, or by attending the Annual Meeting and voting in person, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

          Under certain circumstances and in accordance with NASDAQ rules that govern banks and brokers, if your shares are held in street name through a bank or broker, your bank or broker may vote your shares if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accounting firm described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

          The remaining proposals, namely amendment of our Certificate of Incorporation and Bylaws and the election of director nominees, are not considered routine matters under NASDAQ rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes at the Annual Meeting will be counted for purposes of establishing a quorum, but will have no effect on the outcome of the proposals being voted on at the Annual Meeting.

          We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and uninstructed shares on the proposals?

          For the proposal to amend our Certificate of Incorporation and Bylaws to declassify the board and provide for the annual elections of directors, the proposal must receive the affirmative vote of at least 75% of the voting power of the outstanding shares as of the record date. Our Bylaws provide for the election of directors by a plurality of the votes cast. This means that the four individuals nominated for election to the board who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Notwithstanding such election, each of the four nominees for election has agreed to tender his or her resignation as a director to the board promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding the board's majority voting policy). For the proposal to ratify our independent registered public accounting firm to pass in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the shares present in person, electronically, or by proxy at the Annual Meeting and entitled to vote. The

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 11

GENERAL INFORMATION ABOUT THE 2018 ANNUAL MEETING (continued)

following table summarizes the board's recommendation on each proposal, the vote required for each proposal to pass, and the effect abstentions or uninstructed shares (proxy card returned, but voting instructions not provided) have on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions	Broker Non- Votes	Uninstructed Shares

1	Amendment of Certificate of Incorporation and Bylaws	FOR	75% of the voting power of the outstanding shares as of the record date	Count as votes against	No effect	Count as votes FOR
2	Election of Directors	FOR	The four nominees who receive the most FOR votes properly cast in person, electronically, or by proxy and entitled to vote will be elected. See Majority Voting Policy – Director Nominees on pages 5-6 for details regarding director resignation where "withhold" vote is greater than "for" vote.	Not applicable	No effect	For all board nominees
3	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person, electronically, or by proxy and entitled to vote	Count as votes against	Not applicable	Count as votes for ratification

What do I need to attend the Annual Meeting in person?

          You must bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received in the mail), proof of your share ownership as of March 21, 2018 (such as a brokerage statement or letter from your broker), and government-issued photo identification (such as a driver's license). If you do not have an admittance ticket, proof of ownership, or a valid photo identification, you will not be admitted to the Annual Meeting. Cameras and recording devices are not permitted at the meeting. All bags, briefcases, and packages will be held at registration and will not be allowed in the meeting.

Can I receive future proxy materials and annual reports electronically?

          Yes. This proxy statement and our annual report on Form 10-K for our fiscal 2017 year ended January 28, 2018 are available by accessing the website located at http://www.astproxyportal.com/ast/18392/. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

          If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to http://www.astproxyportal.com/ast/18392/ and following the prompts. If you hold shares through a bank or broker, please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, to see how you can enroll for electronic proxy delivery for future meetings.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 12

OUR EXECUTIVE OFFICERS

Executive Officers

          The following table sets forth certain information concerning our executive officers. The respective age of each individual in the table below is as of March 30, 2018.

Name	Age	Position

Joseph J. DeAngelo	56	Chairman, President and Chief Executive Officer
Evan J. Levitt	48	Senior Vice President, Chief Financial Officer and Chief Administrative Officer
Dan S. McDevitt	50	General Counsel and Corporate Secretary
John A. Stegeman	57	Executive President, HD Supply; President, HD Supply Construction & Industrial - White Cap
William P. Stengel II	40	President and Chief Executive Officer, HD Supply Facilities Maintenance
Stephen O. LeClair	49	Former President, HD Supply Waterworks (through August 1, 2017 divestiture of Waterworks business)

          Joseph J. DeAngelo has served as Chairman, President and Chief Executive Officer since March 2015, President and Chief Executive Officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as Executive Vice President and Chief Operating Officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as Executive Vice President — HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as Senior Vice President — Home Depot Supply, Pro Business and Tool Rental, and from April 2004 through January 2005, he served as Senior Vice President — Pro Business and Tool Rental. Mr. DeAngelo previously served as Executive Vice President of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with General Electric ("GE"). His final position with GE was President and Chief Executive Officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo serves on the board of trustees of the Shepherd Center Foundation, the Advisory Board of Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School.

          Evan J. Levitt has served as Senior Vice President, Chief Financial Officer since December 2013 and as Chief Administrative Officer since January 2017. Prior to his appointment as Chief Financial Officer, he served as Vice President and Corporate Controller of HD Supply since 2007 when he joined the Company from The Home Depot, where he was the Assistant Controller and Director of Financial Reporting from 2004 to 2007. He also served in various management roles at Payless ShoeSource from 1999-2004, including Vice President of Accounting and Reporting. Prior to Payless ShoeSource, he held the role of Audit Manager with Arthur Andersen. Mr. Levitt has a bachelor of science in business administration from Washington University and is a Certified Public Accountant.

          Dan S. McDevitt has served as General Counsel and Corporate Secretary since January 2015. He joined HD Supply's legal department in 2010 and was promoted to Vice President in 2012. Prior to joining HD Supply, Mr. McDevitt was a partner at the law firm King & Spalding, where he practiced law for thirteen years, primarily focused on securities and corporate governance litigation and related investigations. Before joining King & Spalding, Mr. McDevitt served as a judicial clerk for the Honorable G. Ernest Tidwell on the United States District Court, Northern District of Georgia, and before then was an associate at Sullivan, Hall, Booth, & Smith. Mr. McDevitt received a B.B.A. degree in finance from the University of Notre Dame and a J.D. and LL.M. from the University of Notre Dame Law School.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 13

OUR EXECUTIVE OFFICERS (continued)

          John A. Stegeman joined HD Supply in April 2010 as Executive President and focused on building the specialty construction and safety business as the President of HD Supply Construction & Industrial – White Cap. Prior to joining HD Supply, Mr. Stegeman was President and Chief Executive Officer of Ferguson Enterprises, headquartered in Newport News, Virginia from 2005 to 2009. He began his career with Ferguson in 1985 as a management trainee and advanced through the company holding various management positions in three of Ferguson's five business groups: Waterworks, Plumbing, and Heating and Air Conditioning. As part of the Ferguson Waterworks business group, Mr. Stegeman served as Senior Vice President before being named Chief Operating Officer of Ferguson in May 2005. Mr. Stegeman received a bachelor's degree from Virginia Tech and has attended advanced management programs at Wharton School of Business, IMD, Duke University's Fuqua School of Business, University of Virginia Darden School of Business, and Columbia University.

          William P. Stengel has served as President and Chief Executive Officer of HD Supply Facilities Maintenance since June 2017. He served as Chief Operating Officer for HD Supply Facilities Maintenance from August 2016 to June 2017; as Senior Vice President, Chief Commercial Officer of HD Supply Facilities Maintenance from January 2016 to August 2016; as Senior Vice President, Strategic Business Development and Investor Relations of HD Supply from July 2013 through January 2016; and as Vice President, Strategic Business Development from June 2010 to July 2013. Prior to joining HD Supply in 2005, Mr. Stengel worked for Stonebridge Associates, an investment banking firm focused on merger and acquisition and strategic financial advisory services to middle-market companies across a range of consumer, technology, and industrial sectors. He also worked in corporate and investment banking with Bank of America Merrill Lynch. Mr. Stengel holds a bachelor's degree in economics from Trinity College (CT) and an M.B.A. degree with a concentration in strategy and finance from Vanderbilt University's Owen Graduate School of Management.

          Stephen O. LeClair served as President, HD Supply Waterworks from August 2011 through the Company's August 2017 divestiture of its HD Supply Waterworks business, and currently serves as Chief Executive Officer of Core & Main. He served as Chief Operating Officer, HD Supply Waterworks from March 2008 through August 2011. He served as President of HD Supply Lumber and Building Materials from April 2007 until its divestiture in March 2008. Mr. LeClair joined the HD Supply team in October 2005 as Senior Director of Operations and served in that role through April 2007. Before joining HD Supply, he served as Senior Vice President at GE Equipment Services. He also held various roles at GE Appliances and Power Generation in distribution, manufacturing and sales. Mr. LeClair is a graduate of GE Power Generation's Manufacturing Management Program. He is a member of the Saint Louis University's International Business School Advisory Board. He holds a bachelor's degree in Mechanical Engineering from Union College and an M.B.A. degree from the University of Louisville. Mr. LeClair serves on the board of directors of AAON, Inc.

Significant Employees

          Anna Stevens, age 45, is Vice President, Human Resources and Chief People Officer for HD Supply. In her role as Chief People Officer, she oversees all of our human resources professionals across the organization and in multiple functional areas including benefits, recruiting, compensation, organizational development and learning, talent management, strategy, project management, mergers and acquisitions, human resources systems and technologies, payroll and community affairs. With nearly 20 years of experience in human resources management, Ms. Stevens has extensive expertise in communications and change management, human resources strategic planning, staffing, development and succession planning, coaching and performance management. She joined HD Supply in 2008,

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 14

OUR EXECUTIVE OFFICERS (continued)

working in the areas of organizational development, learning and communications before being promoted to Vice President, HR Strategy, Marketing and Communications in 2012 and Vice President, HR Planning and Operations in 2014. Prior to joining HD Supply, Ms. Stevens served in various roles of increasing responsibility for AT&T, Inc. Preceding AT&T, Ms. Stevens held human resources management roles at Progressive, Inc., Bell South and Aerotek Inc. Ms. Stevens holds a bachelor's degree in international relations from Lynchburg College and a master's degree in organizational leadership from Gonzaga University.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 15

OUR BOARD OF DIRECTORS

          The Company's Certificate of Incorporation provides that the board shall consist of not fewer than three nor more than 21 directors, with the exact number to be fixed by the board. The board has fixed the current number of directors at nine, and the Company currently has nine directors.

          The Company's Certificate of Incorporation divides the board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Class I currently has two directors, Class II has four directors, and Class III has three directors. The terms of directors in Classes I, II, and III end at the annual meetings in 2020, 2018, and 2019, respectively.

Director	Class

Kathleen J. Affeldt	Class I	– Expiring 2020 Annual Meeting
Peter A. Dorsman	Class I	– Expiring 2020 Annual Meeting
Betsy S. Atkins	Class II	– Expiring 2018 Annual Meeting
Scott D. Ostfeld	Class II	– Expiring 2018 Annual Meeting
James A. Rubright	Class II	– Expiring 2018 Annual Meeting
Lauren Taylor Wolfe	Class II	– Expiring 2018 Annual Meeting
Joseph J. DeAngelo	Class III	– Expiring 2019 Annual Meeting
Patrick R. McNamee	Class III	– Expiring 2019 Annual Meeting
Charles W. Peffer	Class III	– Expiring 2019 Annual Meeting

          At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The board is therefore asking you to elect the four nominees for director whose term expires at the Annual Meeting. Betsy S. Atkins, Scott D. Ostfeld, Lauren Taylor Wolfe, and James A. Rubright, our Class II directors, have been nominated by the board for reelection at the Annual Meeting. See "Proposal 2 — Election of Directors" on pages 69-70.

          If our stockholders approve the proposed amendment of our Certificate of Incorporation and Bylaws (see Proposal 1 on pages 67-68) by the requisite vote at the Annual Meeting, then the proposed amendment will become effective immediately upon the filing of the proposed amendment with the office of the Secretary of State of the State of Delaware, which we intend to do during the course of the Annual Meeting, and will apply to the election of directors at the Annual Meeting. If the proposed amendment is approved:

    •
    at the Annual Meeting, the Class II directors whose term expires the Annual Meeting will stand for election for terms of one year (a term that expires at the 2019 annual meeting of stockholders);

    •
    at the 2019 annual meeting of stockholders, Class II directors elected at the Annual Meeting, as well as the Class III directors whose term expires at the 2019 annual meeting of stockholders, will stand for election for terms of one year (a term that expires at the 2020 annual meeting of stockholders); and

    •
    at the 2020 annual meeting of stockholders in 2020, the board will cease to be classified and all directors will be elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 16

OUR BOARD OF DIRECTORS (continued)

          The proposed amendment also provides that any director elected to fill a vacancy will hold office for the term that remains for that director, and any director elected to fill a vacancy that resulted from an increase in the size of the board will be elected to serve until the next annual meeting.

          Directors are elected by a plurality. Therefore, the four nominees who receive the most "FOR" votes will be elected. Notwithstanding such election, each of the four nominees for election as Class II directors has agreed to tender to the board his or her resignation as a director promptly following the certification of election results if he or she receives a greater number of votes "withheld" from his or her election than votes "for" his or her election (see "Majority Voting Policy – Director Nominees" on pages 5-6 for details regarding the board's majority voting policy).

          Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the accompanying proxy card, your shares will be voted for the election of the four nominees recommended by the board unless you choose to withhold from voting for any of the nominees. If a nominee is unable to serve or will not serve for any reason, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

          Set forth below is biographical information as well as background information relating to each nominee's and continuing director's business experience, qualifications, attributes, and skills and why the board and Nominating and Corporate Governance Committee believe each individual is a valuable member of our board. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Nominees:

Betsy S. Atkins, Chief Executive Officer, Baja Corporation	Age 64	Class II — term expiring at 2018 Annual Meeting Committees: N&CG (Chair)	Director since 2013

Background: Ms. Atkins has served as chief executive officer of Baja Corporation since 1991. She served as chairperson of APX Labs, LLC (now Upskill), a Google Glass/Smart Glass enterprise software company from 2013 to 2016. She served as president and chief executive officer of Baja Ventures, an independent venture capital firm focused on the technology, renewable energy, and life sciences industry, from 1991 through 2008. From 2008 through 2009, Ms. Atkins served as chief executive officer and chairperson of Clear Standards, Inc., which developed enterprise level energy management and sustainability software, prior to its sale to SAP AG. She previously served as chairperson and chief executive officer of NCI, Inc., a food manufacturer creating Nutraceutical and Functional Food products, from 1991 through 1993. Ms. Atkins co-founded Ascend Communications, a manufacturer of communications equipment, in 1989, where she was also a member of the board of directors until its acquisition by Lucent Technologies in 1999. Ms. Atkins currently serves on the board of directors of Schneider Electric, SA (April 2011 – present), SL Green Realty Corp (April 2015 – present), and Cognizant Technology Solutions Corporation (April 2017 – present). She also serves on the board of directors of a number of private companies, including Volvo Car Corporation (January 2016 – present). She has extensive public board experience, including most recently, Polycom, Inc. (1999-2016), Darden Restaurants, Inc. (2014-2015), Ciber, Inc. (2014), Wix.com Ltd. (2013-2014); and Chico's FAS, Inc. (2004-2013). She holds a bachelor's degree from the University of Massachusetts.

Director Qualifications: Ms. Atkins has significant entrepreneurial, senior management, and operational experience, with deep technology expertise in cyber, mobile, social, and digital transformation. She also brings to the board extensive knowledge in the areas of executive compensation and corporate governance.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 17

OUR BOARD OF DIRECTORS (continued)

Scott D. Ostfeld, Partner, JANA Partners	Age 41	Class II — term expiring at 2018 Annual Meeting Committees: Compensation	Director since 2017

Background: Mr. Ostfeld is a partner of JANA Partners where he is co-portfolio manager of the JANA Strategic Investments Fund and is responsible for special situations investments, including active stockholder engagement. Prior to joining JANA in 2006, Mr. Ostfeld was with GSC Partners in their distressed debt private equity group focused on acquiring companies through the bankruptcy restructuring process and enhancing value as an active equity owner. Prior to GSC Partners, Mr. Ostfeld was an investment banker at Credit Suisse First Boston where he worked on a variety of M&A and capital raising assignments. Mr. Ostfeld was a member of the board of directors of Team Health Holdings, Inc. from March 2016 to February 2017. He serves on the nonprofit boards for Columbia University's Richman Center for Business, Law, and Public Policy and The Opportunity Network Mr. Ostfeld received a J.D. from Columbia Law School, an M.B.A. from Columbia Business School and a B.A. from Columbia University.

Director Qualifications: Mr. Ostfeld has extensive experience investing in companies and engaging with them to help improve stockholder value, as well as with capital allocation, strategy and governance. His knowledge and experience brings valuable insight to the board. The age diversity that Mr. Ostfeld brings to the board also further enhances the diversity of experience, backgrounds and opinions represented on the board.

James A. Rubright,Retired CEO, Rock-Tenn Co.	Age 71	Class II — term expiring at 2018 Annual Meeting Committees: Audit; N&CG	Director since 2014

Background: Mr. Rubright served as chief executive officer of Rock-Tenn Co. from 1999 until his retirement in October 2013, and served as an executive officer of Sonat, Inc. from 1994 to 1999 in various capacities, including head of Sonat's interstate natural gas pipeline group and energy marketing businesses. Prior to 1994, he was a partner in the law firm of King & Spalding. Mr. Rubright has served as a member of the board of directors of Southern Company Gas, an energy services holding company, since 2016. He previously served as a member of the board of directors of Forestar Group, Inc., a real estate and natural resources company, from 2007 until 2017; AGL Resources, Inc., from 2001 to 2016; Avondale, Incorporated, the parent company of Avondale Mills, Inc., from 2003 to 2008, and as chairman of Rock-Tenn's board from 2000 until his retirement in October 2013. He holds a bachelor of arts degree from Yale College and a juris doctor degree from the University of Virginia Law School.

Director Qualifications: Mr. Rubright has significant experience in public company management and board leadership, and a deep understanding of operations, strategy, and risk management that provides valuable insight to our board.

Lauren Taylor Wolfe, Founding Partner, Impactive Capital	Age 39	Class II — term expiring at 2018 Annual Meeting Committees: Audit; N&CG	Director since 2017

Background: Ms. Taylor Wolfe is the founding partner of Impactive Capital, an impact-oriented investing firm, effective April 2018. She served as a managing director and investing partner of Blue Harbour Group, an activist investment firm that engages collaboratively with management teams and boards to enhance stockholder value, from December 2007 through January 2018. Prior to joining Blue Harbour Group in 2007, she was a portfolio manager and analyst at SIAR Capital where she invested in small capitalization public and private companies. From 2000 to 2003, Lauren worked at Diamond Technology Partners, a strategic technology consulting firm. She received a master's degree in business administration from The Wharton School at University of Pennsylvania in 2006 and a bachelor of science degree from Cornell University in 2000.

Director Qualifications: Ms. Taylor Wolfe has expertise in capital allocation, capital markets and financial analysis and experience across various industries including information technology, consumer, industrials, and business services. Her diverse knowledge and experience across various industry verticals and expertise in capital allocation and long-term value investing brings valuable insight to the board. The age and gender diversity that Ms. Taylor Wolfe brings to the board also further enhances the diversity of experience, backgrounds and opinions represented on the board.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 18

OUR BOARD OF DIRECTORS (continued)

Continuing Directors:

Kathleen J. Affeldt, Retired, Former Vice President, Human Resources, Lexmark International	Age 69	Class I — term expiring at 2020 Annual Meeting Independent Lead Director Committees: Compensation (Chair)	Director since 2014

Background: Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions at IBM and joined Lexmark as a director of human resources in 1991 when it was formed as a result of a buy-out from IBM. Ms. Affeldt previously served on the board, and as chair of the compensation committee, of SIRVA, Inc. from August 2002 to May 2007 and Sally Beauty Holdings, Inc. from November 2006 to November 2013. She also served on the board of Whole Health, Inc. from 2004 to 2006. Ms. Affeldt currently serves on the board, and as chair of the compensation committee, of NCI Building Systems, Inc. since November 2009, and as chair of the board of BTE Technologies, Inc. since May 2004. Ms. Affeldt majored in business administration at the State University of New York and Hunter College. She has also participated in numerous technical and leadership development programs, as well as the executive education program at Williams College.

Director Qualifications: Ms. Affeldt's board leadership and expertise in the human resources field and executive compensation, coupled with her operations history, strong business acumen, and public company experience, provides valuable insight to the board.

Peter A. Dorsman, Retired, Former EVP, Global Services, NCR Corporation	Age 62	Class I — nominee for election at 2020 Annual Meeting Committees: Audit; Compensation	Director since 2017

Background: Mr. Dorsman retired from NCR Corporation, a global technology company, in April 2014. As executive vice president, global services since July 2012, Mr. Dorsman led NCR Services, a leading global provider of outsourced and managed service offerings. He was also responsible for customer experience, continuous improvement, and quality throughout NCR, serving as chief quality officer during this period. He served as NCR's executive vice president, industry solutions group and global operations from November 2011 to July 2012, and, before then, senior vice president, global operations. Prior to rejoining NCR, Dorsman was executive vice president and chief operating officer of Standard Register, a provider of information solutions, where he was responsible for the day-to-day operations of the company. Before his role at Standard Register, Mr. Dorsman previously served for nearly 20 years at NCR in various global marketing and sales leadership roles including vice president of worldwide industry marketing. Mr. Dorsman currently serves on the board of directors for Applied Industrial Technologies, a global industrial distributor. During his tenure as a director since July 2002, he has been lead independent director, chairman of the corporate governance committee, and currently is chairman of the executive organization and compensation committee and member of the audit committee. Mr. Dorsman is also currently a member of the board of directors for IDEAL Industries, a diversified manufacturer (August 2016 – present), and nfrastructure (a Zones subsidiary), a global information technology solutions provider (October 2016 – present). He earned a bachelor of science degree from Syracuse University in 1977.

Director Qualifications: Mr. Dorsman is an experienced board member and brings extensive experience in leading large supply chain and customer service organizations. He has broad distribution expertise as both a senior executive and as a board member.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 19

OUR BOARD OF DIRECTORS (continued)

Joseph J. DeAngelo, Chairman, President and Chief Executive Officer, HD Supply	Age 56	Class III — term expiring at 2019 annual meeting Board Chairman	Director since 2007

Background: Mr. DeAngelo has served as chairman of the board, president and chief executive officer since March 2015, president and chief executive officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as executive vice president and chief operating officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as executive vice president, HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as senior vice president, Home Depot Supply, Pro Business and Tool Rental and from April 2004 through January 2005, he served as senior vice president, Pro Business and Tool Rental. Mr. DeAngelo previously served as executive vice president of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with GE. His final position with GE was president and chief executive officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany. Mr. DeAngelo serves on the board of trustees of the Shepherd Center Foundation, the Advisory Board of the Combat Marine Outdoors, and the CEO Advisory Council of the Cristo Rey Atlanta Jesuit High School.

Director Qualifications: As our chief executive officer, Mr. DeAngelo possesses in-depth knowledge of the issues, opportunities, and challenges facing the Company. His extensive experience identifying strategic priorities, leading critical discussions, and executing the Company's strategy and business plans provides valuable insight and leadership to our board. He led the transformation of our Company through severe economic downturn by streamlining and simplifying our business model, divesting non-core businesses and products, and achieving significant debt reduction and cost control. He has demonstrated leadership qualities, management capability, knowledge of our business and industry, and a long-term strategic perspective. He has over 34 years of global operating experience, including over 17 years in various leadership roles at General Electric Company and The Home Depot.

Patrick R. McNamee, Former Chief Executive Officer, Health Insurance Innovations, Inc.	Age 58	Class III — term expiring at 2019 annual meeting Committees: Compensation	Director since 2013

Background: Mr. McNamee has served as executive advisor to Beecken Petty O'Keefe & Company, a Chicago-based private equity management firm, since March 2015. He served as chief executive officer and member of the board of directors of Health Insurance Innovations, Inc. from November 2015 through December 2016 and as president from June 2015 through December 2016. Prior to joining Health Insurance Innovations, Mr. McNamee served as executive vice president and chief operating officer of Express Scripts Holding Company, a pharmacy benefit management company until March 2014. He joined Express Scripts in 2005 as senior vice president and chief information officer, expanding his role to executive vice president-chief operating officer in 2007. Prior to joining Express Scripts, Mr. McNamee was a key executive of Misys Healthcare Systems, a healthcare technology company, serving as president and chief executive officer, physician systems, from September 2003 to February 2005. Mr. McNamee was employed by various subsidiaries of General Electric Corporation from July 1989 to September 2003, including as president and chief executive officer, GE surgery, GE medical systems, from July 2002 to September 2003; chief information officer and chief quality officer, NBC, from March 2001 to July 2002; and chief information officer and general manager of e-Business, GE transportation systems, from March 1999 to March 2001; chief information officer, GE power plants, from March 1997 to March 1999; and global product manager, radiology information systems, GE medical, from 1993 through 1997. He currently serves on the board of directors of Maxor National Pharmacy Services, LLC (August 2017 – present) and Zenith American, LLC (January 2017 – present). He holds a bachelor's degree in biomedical engineering and a master's degree in electrical engineering from Marquette University.

Director Qualifications: Mr. McNamee brings public company CEO experience, as well as strategic and operational expertise to the board, with a unique combination of business savvy, service and product development, information technology innovation, and supply chain management across a variety of industries.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 20

OUR BOARD OF DIRECTORS (continued)

Charles W. Peffer, Retired Partner of KPMG LLP	Age 70	Class III — term expiring at 2019 annual meeting Financial Expert	Director since 2013
Committees: Audit (Chair)

Background: Mr. Peffer retired as a partner of KPMG LLP in 2002 after 32 years with KPMG in its Kansas City office. He served as partner in charge of audit from 1986 to 1993, with overall responsibility for audits of financial statements from 1979 to 2002. He was managing partner of the Kansas City office from 1993 to 2000. He currently serves as the audit committee chairman on the board of directors of Garmin Ltd., Sensata Technologies Holding N.V., and the Commerce Funds, a family of eight mutual funds. He served on the board of directors of NPC International from 2006 through 2017. Mr. Peffer holds a bachelor's degree in business administration from the University of Kansas and a master's degree in business administration from Northwestern University.

Director Qualifications: Mr. Peffer brings to the board extensive practical and management experience in public accounting and corporate finance, including significant experience with KPMG and its predecessor firms dealing with generally accepted accounting principles, auditing standards, internal controls, preparation of financial statements, financial reporting rules and evaluating financial results, and financial reporting processes of large companies. Mr. Peffer also brings leadership expertise through his directorship roles in other public companies, including service on audit committees.

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GOVERNANCE OF OUR COMPANY

          The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors, and key aspects of our board operations.

Selecting Nominees for Director

          Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending nominees for director to the board. In accordance with our Corporate Governance Guidelines, and on recommendation of the Nominating and Corporate Governance Committee, our board has adopted criteria for the selection of new directors based on the strategic needs of the Company and the board. The Nominating and Corporate Governance Committee will periodically review the criteria adopted by the board and, if deemed desirable, recommend changes to the criteria.

          Pursuant to the criteria adopted by our board, the board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the board based on their business and professional experience, judgment, oversight roles held, age, skills, and background. The board also considers the candidate's availability, absence of conflicts, and any applicable independence or experience requirements. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in experience and skills relevant to the board's performance of its responsibilities in the oversight of the business. For each of the nominees to the board, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company.

          The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate's background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions of the committee and the full board. The committee then recommends candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy.

          In accordance with the board's majority voting policy, the board will consider as candidates for nomination for election or reelection to the board, or to fill vacancies and new directorships on the board, only those individuals who agree to tender, promptly following their election, reelection or appointment, an irrevocable resignation that will be effective upon (i) the occurrence of the nominee receiving a greater number of votes "withheld" from his or her election to the board than votes "for" his or her election and (ii) acceptance of the tendered resignation by the board (see "Majority Voting Policy — Director Nominees" on pages 5-6 for details regarding the board's majority voting policy).

          The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder

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GOVERNANCE OF OUR COMPANY (continued)

who wishes to recommend a prospective candidate for the board for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board. Our Bylaws set forth the requirements for director nomination by a stockholder of persons for election to the board. These requirements are described under "Other Information for Stockholders" on page 72 of this proxy statement.

          There are no agreements or arrangements between third parties and any of our directors, including the nominees, which provide for compensation or other payment in connection with the director's candidacy or service as a director.

Board Refreshment

          The Nominating and Corporate Governance Committee periodically assesses the composition of our board, including whether any vacancies are expected on our board due to retirement or otherwise. In connection with this review in fiscal 2017, four new independent directors, Peter A. Dorsman, Lionel Nowell, Scott D. Ostfeld and Lauren Taylor Wolfe, joined our board in 2017, bringing fresh and diverse perspectives. Mr. Dorsman brings extensive experience in leading large supply chain and customer service organizations. Mr. Nowell's extensive financial background brought knowledge to the board in the areas of corporate finance, credit and treasury, financial reporting, accounting and controls and risk oversight. Mr. Ostfeld brings extensive experience investing in companies and engaging with them to help improve stockholder value, as well as with capital allocation strategy and governance. Ms. Taylor Wolfe's diverse knowledge and experience across various industry verticals and expertise in capital allocation and long-term value investing brings valuable insight to the board. The age, gender, and thought diversity that these new independent directors bring to the board also further enhances the diversity of experience, backgrounds and opinions represented on the board. We believe the addition of these new directors, combined with our directors who have experience with us, provides a strong balance of deep, historical understanding of our Company and new perspectives, resulting in strong guidance and oversight to our executive management team.

          Pursuant to our age 75 mandatory retirement policy, John W. Alden retired from board service in May 2017. Peter Leav and Lionel Nowell resigned from board service in July and September 2017, respectively.

Director Independence

          The board reviewed director independence during fiscal 2017 and considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. No director is deemed independent unless the board has made an affirmative determination that such director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. When conducting its analysis, the board specifically considered all transactions discussed in "Related Person Transactions" on pages 29-30 of this proxy statement. As a result of this review, the board affirmatively determined that

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GOVERNANCE OF OUR COMPANY (continued)

all of its non-employee directors are independent, and all directors serving on the standing committees of the board satisfy the independence requirements of NASDAQ and the U.S. Securities and Exchange Commission (the "SEC") relating to directors and Audit, Compensation and Nominating and Corporate Governance Committee members.

Executive Sessions of our Non-Management Directors

          The chairman of the board, or the independent lead director if the chairman is not independent, and the full board separately, have authority to require the board to meet in executive sessions outside the presence of management. The independent directors meet at regularly scheduled executive sessions without management at least twice per year. In the absence of an independent chairman, the independent lead director will act as chair at such meetings, and if no lead director has been appointed or if the lead director also is not present, the Nominating and Corporate Governance Committee chairperson shall preside over executive sessions and other meetings of the independent directors. The independent directors met in executive session outside the presence of management five times during fiscal 2017.

Board Self-Evaluation Process

          The Nominating and Corporate Governance Committee leads the annual board and board committee self-evaluation. For fiscal 2017, the process was conducted by survey at the May meetings, with each director completing a detailed questionnaire providing for quantitative ratings in key areas such as overseeing personnel development and succession plans, financials, strategy, risk and governance issues and board dynamics, and seeking subjective comment in each of those areas, to determine their effectiveness and opportunities for improvement. The survey feedback is discussed with the chairman, independent lead director, and the chair of each board committee to ensure that actionable items are appropriately handled. In addition, our independent lead director led a discussion regarding the feedback with the full board. The committee periodically reviews the self-evaluation process in an effort to continually improve board effectiveness.

Board Leadership Structure

          As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of chairman of the board and chief executive officer. The board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the chairman and chief executive officer in any way that is in the best interests of the Company at a given point in time. As part of its annual self-evaluation process, the board evaluates whether the board leadership structure provides the optimal structure for the Company.

          Currently, our chief executive officer, Joseph J. DeAngelo, serves as chairman of the board, and Kathleen J. Affeldt serves as the independent lead director of the board. Our board believes that having a combined chairman/chief executive officer, independent members and chairs for each of our board committees, and an independent lead director currently provides the best board leadership structure for the Company. This structure, together with our other corporate governance practices, provides strong independent oversight of management while ensuring clear strategic alignment throughout the Company. Our lead director is an independent, non-employee director who is appointed by the independent directors of the board.

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GOVERNANCE OF OUR COMPANY (continued)

          Our board appointed Mr. DeAngelo to serve as chairman of the board based on the leadership qualities, management capability, knowledge of the business and industry, and long-term, strategic perspective he has demonstrated as our chief executive officer. The independent directors supported the appointment of Ms. Affeldt as our independent lead director, as she possesses the characteristics and qualities critical for an independent lead director. Having served as chairman of the board of BTE Technologies and as chair of the compensation of public companies, and having significant public board experience, Ms. Affeldt has the qualities and experience desired for an independent lead director — high personal integrity, significant board leadership experience, strong business acumen and operations history, and public company experience.

          Our Corporate Governance Guidelines require the chairman either to be independent or, if not, to be complemented by an independent lead director. A critical element for our board in supporting the current board leadership structure is the simultaneous adoption of robust and transparent duties for the independent lead director. These duties help facilitate our board's independent, objective, effective, and efficient oversight of our Company. Our board believes that an executive chairman working with an independent lead director who has strong, well-defined duties gives our board a strong leadership and corporate governance structure that best serves the needs of the Company today. The respective roles and responsibilities of the chairman of the board and independent lead director are set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

Board's Role in Risk Oversight

          Our board has overall responsibility for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures and monitoring. The Audit Committee also oversees our corporate compliance and ethics programs, as well as the internal audit function. The board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee oversees the potential risks associated with our compensation policies and practices.

          In addition to the committees' work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed. The board also receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives.

          The Company's general counsel reports directly to our chief executive officer, providing him with visibility into the Company's risk profile. The Company's internal audit staff regularly reports to the Audit Committee, and our general counsel and our vice president of internal audit, have regularly scheduled private sessions with the Audit Committee. The board believes that the work undertaken by the committees of the board, together with the work of the full board and our chief executive officer, enables the board to oversee effectively the Company's risk management function.

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GOVERNANCE OF OUR COMPANY (continued)

Corporate Governance Guidelines, Committee Charters, and Codes of Business Conduct and Ethics

          Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm. The charters for each of the Audit, Compensation, and Nominating and Corporate Governance Committees are also available on our investor relations website.

          We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics is applicable to all the representatives of our enterprise, including our executive officers and all other employees and agents of our Company and our subsidiary companies, as well as to our directors. A copy of our code is available on the corporate governance section of our investor relations website. Under this code of ethics, our associates are encouraged to talk to supervisors, managers, or other appropriate personnel when in doubt about the best course of action in a particular situation. Any violation will be subject to appropriate discipline, up to and including dismissal from the Company or prosecution under the law.

          Our Code of Ethics for Senior Executive and Financial Officers, also available on our investor relations website, applies to our chief executive officer, chief financial officer, chief accounting officer, and any other senior executive or financial officer performing similar functions. Under this code of ethics, our executives are required, among other things, to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to provide full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company; to comply with applicable laws, governmental rules and regulations, including insider trading laws; and to promote the prompt internal reporting of potential violations or other concerns related to the code of ethics to the chair of the Audit Committee. We have also adopted a policy providing procedures by which our in-house and outside attorneys are to report material violations of applicable U.S. federal or state laws, or a material breach of a fiduciary duty, as required by SEC rules.

Committees of the Board of Directors

          Our board has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance ("N&CG") Committee. Each current board committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

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GOVERNANCE OF OUR COMPANY (continued)

          The following table shows the current members of each committee and the number of meetings held during fiscal 2017. Mr. DeAngelo is chairman of the board but does not serve on any board committee.

Director	Board		Audit		Compensation		N&CG

Kathleen J. Affeldt	✓	**			✓	*
Betsy S. Atkins	✓						✓	*
Joseph J. DeAngelo	✓	*
Peter A. Dorsman	✓		✓		✓
Scott D. Ostfeld	✓				✓
Patrick R. McNamee	✓				✓
Charles W. Peffer	✓		✓	*
James A. Rubright	✓		✓				✓
Lauren Taylor Wolfe	✓		✓				✓

Number of Meetings	8		8		4		5

✓ = current board/committee member; * = chair; ** = independent lead director;

          Audit Committee.    The Audit Committee has oversight responsibility for, among other things, assisting the board in reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors' qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements and our code of business conduct and ethics.

          During fiscal 2017, the Audit Committee held eight meetings. Each member of our Audit Committee meets the independence requirements of NASDAQ and the SEC, and each is financially literate. Our board has determined that Charles W. Peffer is an audit committee financial expert as defined by the SEC.

          Compensation Committee.    The Compensation Committee has oversight responsibility for, among other things, executive succession planning, the compensation of our executive officers and directors, approving equity grants and other incentive arrangements, and authorizing employment-related agreements for our executive officers.

          During fiscal 2017, the Compensation Committee held four meetings. All directors serving on the Compensation Committee meet NASDAQ independence requirements, the "non-employee director" requirements of SEC Rule 16b-3, and were outside directors under Section 162(m) during fiscal 2017 (which will not be not applicable after 2017 under the Tax Cuts and Jobs Act). For additional information about the Compensation Committee's processes and the role of executive officers and compensation consultants in determining compensation, see "Compensation Discussion and Analysis" beginning on page 38 of this proxy statement.

          Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee has the responsibility for identifying and recommending candidates for election to the board, reviewing the composition of the board and its committees, developing and recommending to the board corporate governance guidelines that are applicable to us, and overseeing board evaluations.

          During fiscal 2017, the Nominating and Corporate Governance Committee held five meetings. All directors serving on the Nominating and Corporate Governance Committee meet NASDAQ independence requirements for nominating and corporate governance committees.

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GOVERNANCE OF OUR COMPANY (continued)

Compensation Committee Interlocks and Insider Participation

          Kathleen J. Affeldt, John W. Alden (before his retirement in May 2017), Betsy S. Atkins (through September 2017), Peter A. Dorsman (from March 2017), Scott D. Ostfeld (from September 2017), and Patrick R. McNamee were members of the Compensation Committee of our board during fiscal 2017. None of these directors is or was an employee or former employee of the Company.

          None of our executive officers serves as a member of a board or compensation committee of any entity that has one or more executive officers who serve on the board or Compensation Committee.

Compensation Practices and Risk Management

          During fiscal 2017, management and the Compensation Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation program, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company. We believe that our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could diminish our value.

    •
    The financial metrics used to determine the amount of an executive's annual cash bonus are measures that the Compensation Committee believes drive business profitability and reward our executives for incremental annual improvements in working capital while continuing to grow EBITDA. The Committee sets ranges for these measures intended to encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall bonus cannot exceed two times the target amount no matter how much actual financial performance exceeds the ranges anticipated and established at the beginning of the year.

    •
    Vesting our annual equity awards over a minimum of four years ensures that our executives' interests align with those of our stockholders over the long term.

    •
    Incentive awards, including stock-based compensation, to our executive officers are subject to clawback pursuant to the Company's clawback policy.

    •
    All executive officers are subject to stock ownership guidelines and holding period requirements.

Meetings of the Board of Directors and Attendance at the Annual Meeting

          The board held eight meetings during fiscal 2017. Each of our directors, other than Mr. Alden, attended 75% or more of the total number of meetings of the board during fiscal 2017. Mr. Alden missed one of the two board meetings held before his retirement in May 2017 due to a scheduling conflict. All directors attended all meetings of the committees of which he or she was a member during fiscal 2017, other than Mr. McNamee, who missed one Audit Committee meeting, Mr. Leav who missed one Nominating and Corporate Governance Committee meeting, and Mr. Alden who missed

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GOVERNANCE OF OUR COMPANY (continued)

one Compensation Committee meeting, all due to scheduling conflicts. Directors are encouraged to attend our annual meetings and seven of the nine individuals who were directors at the time attended the 2017 annual meeting.

Succession Planning and Management Development

          We are focused on talent development at all levels within our organization. Among the Compensation Committee's key responsibilities is the responsibility to ensure that management establishes and the committee oversees an effective executive succession process. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting, and development programs.

Policies and Procedures for Related Person Transactions

          We have adopted a written related person transactions policy under which related persons, namely our executives, directors, and principal stockholders, and each of their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with the Company in an amount exceeding $120,000, without the consent of our Audit Committee or a designated member of the Audit Committee. Any request for us to enter into or materially modify or amend such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction, and, if applicable, the impact on a director's independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.

Related Person Transactions

Indemnification Agreements

          We have entered into an indemnification agreement with each of our directors. The indemnification agreements provide our directors with contractual rights to the indemnification and expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement.

Agreements with Home Depot

          On August 30, 2007, investment funds associated with Clayton, Dubilier & Rice, LLC, The Carlyle Group and Bain Capital Partners, LLC entered into a stock purchase agreement with The Home Depot, Inc. ("Home Depot") pursuant to which Home Depot agreed to sell to the Company, or

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GOVERNANCE OF OUR COMPANY (continued)

to a wholly-owned subsidiary of the Company, certain intellectual property and all of the outstanding common stock of HD Supply, Inc., our primary operating company and a wholly-owned subsidiary of the Company ("HDS") and a Canadian subsidiary, CND Holdings, Inc. On August 30, 2007, through a series of transactions, the Company's direct wholly-owned subsidiary, HDS Holding Corporation, acquired direct control of HDS and the Canadian subsidiary, CND Holdings, Inc. (the "2007 Transaction").

          Certain guarantees, surety bonds and letters of credit that Home Depot and/or its affiliates entered into prior to the closing of the 2007 Transaction (other than HDS, HD Supply Canada, Inc. and their respective affiliates) relate to our and our subsidiaries' obligations to landlords, customers and suppliers, and remained in place immediately after the closing of the 2007 Transaction. The Company agreed in the purchase and sale agreement to fully indemnify Home Depot and its affiliates from any losses that arise out of these obligations. The Company also agreed to use its reasonable best efforts to cause itself and/or HD Supply to be substituted for Home Depot and/or its affiliates and to have Home Depot and its affiliates released in respect of certain such obligations.

Transactions with Other Related Parties

          In May 2015, James A. Rubright, an independent director, acquired a 24.5% interest in MPC Partnership Holdings, LLC (d/b/a Carroll Organization), which is the managing member of, and owns a minority interest in, affiliated apartment community owners. The Company had a preexisting relationship with the Carroll Organization pursuant to which its affiliated apartment community owners purchased products from the Company. On a consolidated basis, the Carroll Organization's affiliated apartment community owners purchased products from the Company of $3.14 million in fiscal 2017, $3.71 million in fiscal 2016, and $3.67 million in fiscal 2015. These transactions were conducted in the ordinary course of business on an arm's-length basis on terms and at prices management believes an unrelated third party would pay.

          Gail T. DeAngelo, who is the sister of our chief executive officer, was a senior business manager for the Company from January 2008 through her December 2017 termination date. During fiscal 2017, Ms. DeAngelo received an aggregate of $113,391 in base compensation, as well as customary employee benefits. As a senior manager, Ms. DeAngelo was not eligible to participate in our equity compensation plan, but was a participant in our associate stock purchase plan, which provides a 5% discount on purchased stock ($179 benefit for fiscal 2017). In connection with closing our Schenectady, New York office and related termination of Ms. DeAngelo's employment with the Company, the Audit Committee approved severance payments of $44,259 for Ms. DeAngelo, representing 12 weeks of base compensation and a prorated fiscal 2017 bonus payment, in exchange for a release of claims, confidentiality and noncompetition covenants. Ms. DeAngelo's compensation and severance payments are within the established range paid to our senior managers.

Communicating with our Board of Directors

          Any stockholder or interested party who wishes to communicate directly with our board, or with any individual director of our board, may do so by writing to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 or by email at boardcommunications@hdsupply.com. Please specify to whom your letter should be directed. Once the communication is received and reviewed by the Corporate Secretary, it will be promptly forwarded to the addressee, as appropriate. Communications that are not related to the

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GOVERNANCE OF OUR COMPANY (continued)

duties and responsibilities of the board, including advertisements, junk mail and mass mailings, solicitations for business, routine customer service complaints, new product or service suggestions, opinion survey pools, requests for employment, requests for contributions, or other inappropriate material will not be forwarded to our directors. Any communication alleging legal, ethical, or compliance issues by management or any other matter deemed by the General Counsel and Corporate Secretary to be potentially material to the Company will be promptly forwarded to the chairman of the Audit Committee.

Policy Regarding Certain Transactions in Company Securities

          We prohibit our directors, officers and employees from engaging in short sales of the Company's securities, and prohibit transactions in puts, calls or other derivative securities with respect to Company securities. We strongly discourage, but do not prohibit, our directors, officers and employees from engaging in short-term trading of Company securities or from hedging their ownership of Company stock. Any such transaction must be pre-cleared with our general counsel and, to date, no transactions of that kind have been approved.

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OWNERSHIP OF SECURITIES

Securities Ownership of Certain Beneficial Owners and Management

          The following tables set forth information as of March 15, 2018 with respect to the beneficial ownership of our common stock by (i) each person known to own beneficially more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. We are not aware of any pledges of our common stock which may at a subsequent date result in a change in control of the Company.

          The amounts and percentages of shares beneficially owned are reported on the basis of SEC rules and regulations governing the determination of beneficial ownership of securities. Under those rules and regulations, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the determination date, which in the case of the following table is May 14, 2018. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

          The percentage of beneficial ownership is based on 185,530,038 shares of our common stock outstanding as of March 15, 2018.

          Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

          The following table sets forth information with respect to any person known to us to be the beneficial owner of more than five percent of our common stock, based on information in Schedule 13Gs filed with the SEC and Company records:

Name	Number of Shares Beneficially Owned	Percent

FMR LLC(1)	19,200,526	10.35

The VanGuard Group, Inc.(2)	14,627,627	7.88
T. Rowe Price Associates, Inc.(3)	12,616,378	6.8

(1)
FMR LLC ("FMR"), a parent holding company, filing on behalf of FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management Research Company, FMR Co., Inc. and Strategic Advisers, Inc. It has sole power to vote or direct to vote 259,117 shares and sole power to dispose of or to direct the disposition of 19,200,526 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares, but no one other person's interest in the shares is more than five percent of total outstanding shares. FMR Co., Inc. beneficially owns five percent or greater of total outstanding shares. Abigail P. Johnson is a director, the chairman and the chief executive officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership or voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares

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OWNERSHIP OF SECURITIES (continued)

  owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. FMR's address is 245 Summer Street, Boston, Massachusetts 02210.

(2)
The VanGuard Group, Inc. ("VanGuard") beneficially owns 14,627,627 shares. It has sole power to vote or direct to vote 147,909 shares, shared power to vote 40,804 shares, sole power to dispose of or to direct the disposition of 14,441,414 shares and shared power to dispose or to direct the disposition of 186,213 shares. Vanguard Fiduciary Trust Company, a VanGuard wholly-owned subsidiary, is the beneficial owner of 90,109 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a VanGuard wholly-owned subsidiary, is the beneficial owner of 153,904 shares as a result of its serving as investment manager of Australian investment offerings. VanGuard's address is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
T. Rowe Price Associates, Inc. ("T. Rowe Price") beneficially owns 12,616,378 shares. It has sole voting power with respect to 4,033,145 shares and sole dispositive power with respect to 12,616,378 shares. Any discretionary authority delegated to T. Rowe Price may be revoked at any time. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, the shares is vested in the individual and institutional clients that T. Rowe Price serves as investment adviser. Not more than five percent of the shares is owned by any one client subject to T. Rowe Price's investment advice. T. Rowe Price's address is 100 East Pratt Street, Baltimore, MD 21202.

          The following table sets forth the beneficial ownership of our common stock as of March 15, 2018 by our current directors and nominees and named executive officers, calculated in accordance with SEC rules and regulations, and all of our directors and executive officers as a group. Unless otherwise indicated, the address for each individual listed below is c/o HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

Directors and Executive Officers	Shares Owned Directly	Stock Options Exercisable Within 60 Days	Vested Deferred Stock Units(1)	Total Shares Beneficially Owned	Percent

Kathleen J. Affeldt	–	–	9,794	9,794	*
Betsy S. Atkins	7,480	–	3,686	11,166	*
Peter A. Dorsman	–	–	3,991	3,991	*
Patrick R. McNamee	21,762	–	–	21,762	*
Scott D. Ostfeld	–	–	–	–	*
Charles W. Peffer	17,725	–	–	17,725	*
James A. Rubright	12,150	–	–	12,150	*
Lauren Taylor Wolfe	–	–	4,009	4,009	*
Joseph J. DeAngelo	382,618	205,093	–	587,711	*
Evan J. Levitt	51,452	147,495	–	198,947	*
Stephen O. LeClair(2)	19,807	–	–	19,807	*
Dan S. McDevitt	8,697	62,961	–	71,658	*
John A. Stegeman	66,368	128,256	–	194,624	*
William P. Stengel II	32,112	147,222	–	179,334	*

Shares held by all directors and executive officers as a group (14 persons)	620,171	691,027	21,480	1,332,678	0.72%

*
Less than 1%

(1)
Each deferred stock unit represents the right to receive one share of our common stock, par value $0.01 per share, in accordance with the director's election to defer the receipt of vested restricted stock units or to convert cash fees to our common stock. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

(2)
Mr. LeClair's address is Core & Main, 1830 Craig Park Court, St. Louis, MO 63146.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 33

DIRECTOR COMPENSATION

2017 Director Compensation

          The following table sets forth the compensation earned or paid to our non-employee directors in fiscal 2017.

Name	Fees earned or paid in cash(1) ($)	Stock Awards(2) ($)	Total ($)

Kathleen J. Affeldt	108,542	129,988	238,530
John W. Alden	27,708	—	27,708
Betsy S. Atkins	182,083	189,964	372,047
Peter A. Dorsman	120,660	155,096	275,756
Peter A. Leav	43,750	129,988	173,738
Patrick R. McNamee	102,188	129,988	232,176
Lionel L. Nowell	35,590	129,609	165,199
Scott D. Ostfeld	34,445	82,123	116,568
Charles W. Peffer	113,542	129,988	243,530
James A. Rubright	111,146	129,988	241,134
Lauren Taylor Wolfe	120,812	155,096	275,908

(1)
The values for the fees earned or paid in cash column represent fees earned for services performed during fiscal 2017. John W. Alden retired from board service on May 17, 2017. Ms. Taylor Wolfe and Mr. Dorsman joined the board on March 1, 2017, Mr. Nowell on May 18, 2017 and Mr. Ostfeld on September 28, 2017. Messrs. Leav and Nowell resigned from board service on July 14, 2017 and September 20, 2017, respectively. Mr. Ostfeld has assigned his board compensation to JANA Partners, LLC. Ms. Taylor Wolfe and Messrs. Dorsman and Nowell elected to convert their cash fees to company common stock to be settled on termination of their board service.

(2)
The values for stock awards in this column represent the grant date fair value of the restricted stock units granted in fiscal 2017, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 8 — Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended January 28, 2018. The stock award value for Mr. Dorsman and Ms. Taylor Wolfe includes $25,108 of grant date fair value for 578 restricted stock units granted on the date of their appointment to the board on March 1, 2017, which is their pro rata grant for the 2016 compensation year that vested on May 17, 2017 and, pursuant to the director's election, will be settled in our common stock on termination of board service. The stock awards for the 2017 compensation year vest and will be settled in our common stock on May 17, 2018, with the exception that Ms. Affeldt, Ms. Taylor Wolfe and Mr. Dorsman have elected to defer settlement of their vested stock awards until termination of board service. Messrs. Leav and Nowell forfeited their 2017 stock awards on resignation from board service on July 14, 2017 and September 20, 2017, respectively.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 34

DIRECTOR COMPENSATION (continued)

2017 Stock Awards

          The aggregate number of stock awards made under our Board of Directors Compensation Policy and outstanding as of January 28, 2018 for each of our non-employee directors in fiscal 2017 are set forth below.

Name	Restricted Stock Units (#)

Kathleen J. Affeldt	3,290
Betsy S. Atkins	4,808
Peter A. Dorsman(1)	3,868
Patrick R. McNamee	3,290
Scott D. Ostfeld	2,273
Charles W. Peffer	3,290
James A. Rubright	3,290
Lauren Taylor Wolfe(1)	3,868

(1)
Mr. Dorsman and Ms. Taylor Wolfe received a grant of 578 restricted stock units at the time of their appointment to the board on March 1, 2017, which is their pro rata grant for the 2016 compensation year; they received a grant of 3,290 restricted stock units for the 2017 compensation year.

Narrative Discussion

          The following is a narrative discussion of the material factors we believe are necessary to understand the information disclosed in the director compensation table.

          The Compensation Committee is responsible for reviewing and recommending to the board the compensation of our non-employee directors. Our board establishes non-employee director compensation after considering recommendations made by the Compensation Committee. The Compensation Committee and the board review the compensation level of our non-employee directors on a biennial basis. Since 2009, the Company has engaged Pearl Meyer to provide input with respect to our non-employee director compensation, including a market review of the competitiveness of total compensation. For further information, see "Compensation Consultant and Use of Comparator Data" on pages 44-45. During fiscal 2017, based on Pearl Meyer's input and peer group benchmarking, the Compensation Committee recommended, and the board approved, a $5,000 increase to the annual cash retainer and a $10,000 increase in the annual equity retainer effective May 17, 2017. We believe that the compensation paid to our non-employee directors is reasonable and appropriate, in line with market practice, and is in the best interests of the Company and our stockholders because it allows us to attract and retain highly qualified non-employee directors which is critical to our long-term success.

          Director compensation is provided pursuant to our Board of Directors Compensation Policy. Mr. DeAngelo, Chairman, President and Chief Executive Officer, does not receive any compensation for service as a director. The director compensation year runs from the date of each annual stockholders meeting. As a matter of good corporate governance, the Omnibus Incentive Plan approved by our stockholders in May 2017 provides a maximum limit of $750,000 on director compensation (both cash and equity awards) for any board compensation year. The elements of our director compensation program are discussed in more detail below.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 35

DIRECTOR COMPENSATION (continued)

Equity Compensation

          Each non-employee director receives an annual equity award in the form of restricted stock units under the Company's Omnibus Incentive Plan. The number of restricted stock units is determined by dividing $130,000 ($190,000 for the independent lead director) by the closing stock price of a share of our common stock on the grant date, which is the date of our annual stockholders meeting. Each restricted stock unit represents the contingent right to receive one share of our common stock, par value $0.01 per share. The restricted stock units vest on the earliest of: (1) the one-year anniversary of the grant date, (2) the Company's next annual stockholders meeting, or (3) a change in control, and will be settled upon vesting unless the director elects to defer settlement until termination of board service. A pro rata portion of the award vests upon termination of the director's service due to death, disability, or age 75 retirement based on the number of days of service during the year of termination. Equity compensation is prorated for directors who serve less than the full compensation year. Except as described above for terminations due to death, disability, or age 75 retirement, restricted stock units are forfeited on termination of board service before the awards have vested.

Cash Compensation

          Each non-employee director is paid an annual cash fee for board service of $90,000, payable in installments at each quarterly board meeting. In addition, each non-employee director appointed to serve as a member of a standing board committee receives an annual cash retainer as follows: $12,500 for Audit Committee members; $10,000 for Compensation Committee members; and $7,500 for Nominating and Corporate Governance Committee members. Committee chairs are not eligible to receive the committee retainer, but instead receive a committee chair retainer as follows: $25,000 for the Audit Committee chair; $20,000 for the Compensation Committee chair and $15,000 for the Nominating and Corporate Governance Committee chair. Any non-employee board chairman would receive an annual cash retainer of $25,000, and the independent lead director receives an annual cash retainer of $75,000, in each case, that is in addition to the other cash retainers. Cash fees are prorated for directors who serve less than the full compensation year.

          Directors may elect to convert their cash fees into Company stock in the form of deferred stock units. Each deferred stock unit represents the right to receive one share of our common stock, par value $0.01 per share. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

Travel Expense Reimbursements

          Directors are reimbursed for their reasonable expenses related to board membership, including first-class airfare on a commercial airline for travel to board meetings or for other Company business.

Stock Ownership Guidelines and Holding Period Requirements

          We amended our Stock Ownership Guidelines in 2017 to increase the required ownership level for our independent directors from three to five times the annual cash board retainer. Our independent directors are now expected to own shares of our common stock valued at five times the annual cash board retainer (or $450,000) within five years of their appointment or election to the board, under the terms of the Stock Ownership Guidelines adopted by the Compensation Committee. Directors are required to hold 50% of their vested stock awards until the ownership guidelines are satisfied. Certain

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 36

DIRECTOR COMPENSATION (continued)

directors have elected to defer settlement of their vested restricted stock units and deferred stock units until termination of board service. These deferred vested stock units are deemed owned for purposes of the stock ownership guidelines.

          All directors, other than the directors who joined the board during 2017, satisfied the prior guidelines of three times the annual cash board retainer as of the May 2017 annual meeting date. Assuming a stock price of at least $34.50, all directors, other than the directors who joined the board during 2017, will satisfy the increased ownership guidelines of five times the annual cash board retainer by the 2018 annual meeting date.

Director Orientation and Continuing Education

          We provide orientation for new directors, and provide our directors with materials or briefing sessions on subjects that we believe will assist them in discharging their duties. We also engage third parties to provide either in-boardroom or dinner meeting education to our directors. To supplement the education we provide, we encourage our directors to attend external programs and reimburse up to $5,000 annually for the costs of attending such programs.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 37

EXECUTIVE COMPENSATION

          The following Compensation Discussion and Analysis provides information regarding the material elements of our fiscal 2017 compensation program for our "named executive officers," also referred to as our "NEOs." The named executive officers for fiscal 2017 are as follows:

    •
    Joseph J. DeAngelo – Chairman, President and Chief Executive Officer ("CEO")
    •
    Evan J. Levitt – Senior Vice President, Chief Financial Officer and Chief Administrative Officer
    •
    Dan S. McDevitt – General Counsel and Corporate Secretary
    •
    John A. Stegeman – Executive President, HD Supply & President of Construction & Industrial – White Cap
    •
    William P. Stengel – President and Chief Executive Officer, HD Supply Facilities Maintenance
    •
    Stephen O. LeClair – Former President, HD Supply Waterworks

          The Compensation Committee (for purposes of this Compensation Discussion and Analysis, the "Committee"), pursuant to its charter, is responsible for establishing, implementing, and reviewing on an annual basis our compensation programs and the compensation paid to our NEOs.

Executive Summary

2017 Executive Compensation Changes

          In 2017, 97.23%, of the say-on-pay votes cast were in favor of our executive compensation program. During fiscal 2017, with input from the Committee's independent consultant, and taking into consideration the Company's say-on-pay vote outcome, the Committee approved the following primary changes for fiscal 2017.

    •
    Base salaries were increased to reflect executive performance and to improve competitive positioning, with our CEO declining to receive a merit increase; based on the market competitiveness of his base salary, Mr. Stegeman did not receive a merit increase;
    •
    The Annual Incentive Plan for Executive Officers ("AIP") plan design and target opportunities remained unchanged from fiscal 2016; and
    •
    The same target long-term incentive grant values were maintained;
    •
    Performance awards were added to the long-term incentive mix for 2018 – which is explained in further detail below.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 38

EXECUTIVE COMPENSATION (continued)

          After giving effect to these changes, the following charts reflect the target pay mix for the CEO and the other NEOs for fiscal 2017:

CEO 2017 TARGET TOTAL DIRECT COMPENSATION MIX	OTHER NEOs 2017 TARGET TOTAL DIRECT COMPENSATION MIX

2017 Company Performance Results

          Despite a challenging year, the Company achieved the following results in fiscal 2017:

    •
    Net sales increased $302 million, or 6.3% as compared to fiscal 2016
    •
    Net income increased $774 million to $970 million for fiscal 2017, as compared to $196 million for fiscal 2016
    •
    Gross profit increased $108 million, or 5.6%, as compared to fiscal 2016
    •
    Gross profit as a percent of net sales was down approximately 20 basis points, as compared to fiscal 2016
    •
    Net income per diluted share increased $4.04 to $5.01, as compared to $0.97 for 2016
    •
    Operating income increased 7.6%, as compared to fiscal 2016
    •
    Adjusted net income per diluted shares was $2.31 for fiscal 2017, as compared to $1.50 for fiscal 2016
    •
    Adjusted EBITDA increased $51 million, or 7.5%, as compared to fiscal 2016
    •
    Adjusted net income increased 48.0%, as compared to fiscal 2016
    •
    Working capital excluding the impact of discontinued operations, and excluding cash and cash equivalents, increased $83 million from January 29, 2017 to January 28, 2018
    •
    Total stockholder return for fiscal 2017 was (7.1)%
    •
    A portion of the total stockholder return was attributable to $584 million in share repurchases during the year

          In addition to the above performance highlights, the Company accomplished significant debt reduction and ongoing interest savings objectives during the year. In December 2017, we reduced the U.S. borrowing capacity on our Senior ABL Facility by $500 million. In September 2017, we used a portion of the net proceeds from the sale of our Waterworks business to redeem all of the outstanding

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 39

EXECUTIVE COMPENSATION (continued)

$1,250 million aggregate principal of our 5.25% Senior Secured First Priority Notes due 2021. In April 2017, we used cash and available borrowings under the Senior ABL Facility to repay $100 million aggregate principal of our Term B-1 Loans. Debt refinancing activities in fiscal 2017 will reduce cash interest payments by approximately $75 million annually.

          The Company supplements its reporting of net income with non-GAAP measurements, including adjusted EBITDA, adjusted net income (loss), adjusted net income per diluted share and net debt. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding adjusted EBITDA, adjusted net income and adjusted net income per diluted share referred to herein, including a reconciliation, if available, to the most comparable GAAP measurement, is included under Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics—Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K filed by the Company on March 13, 2018.

2017 Executive Compensation and Pay-for-Performance Results

          Our fiscal 2017 financial results led to the following executive compensation and pay-for-performance results with respect to fiscal 2017:

    •
    AIP payouts were earned at 71.52% of target for Messrs. DeAngelo, Levitt and McDevitt;
    •
    AIP payout was earned at 90.39% of target for Mr. Stegeman;
    •
    AIP payout was earned at 57.34% of target for Mr. Stengel;
    •
    Mr. LeClair did not receive an AIP payout due to his separation from service in August 2017 in connection with the Company's divestiture of its HD Supply Waterworks business.
    •
    Equity-based long-term incentive awards granted in March 2017 accrued value commensurate with the increase in stock price during the year.

          With respect to CEO pay, the following illustrates target versus realizable pay for fiscal 2017:

CEO 2017 Target vs. Realizable Compensation

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 40

EXECUTIVE COMPENSATION (continued)

          The following definitions were used for realizable pay:

    •
    Base Salary: actual base salary earned during fiscal 2017
    •
    Short-Term Incentive: actual short-term incentive paid for fiscal 2017 performance
    •
    Restricted Stock: fiscal year end value of restricted stock awards granted in February 2017 (all unvested at fiscal year end)
    •
    Options: fiscal year end in-the-money value of stock options granted in February 2017 (all unvested at fiscal year end)

          None of the equity value shown in the chart above was vested as of year-end, which the Committee believes provides strong ongoing performance and retention strength.

          In evaluating fiscal 2017 performance and pay results, the Committee believes it reflects strong alignment between pay and performance, while also allowing the Company to attract and retain talent. The Committee also believes that the Company has sound overall governance processes, practices, and policies, as evidenced by the following:

What We Do (Best Practices)	What We Don't Do or Allow

✓

executive sessions without management

✓

independent compensation consultant

✓

review of total compensation tally sheets

✓

annual compensation risk assessment

✓

significant amount of pay "at risk"

✓

significant use of equity-based pay

✓

four year vesting on equity awards

✓

capped incentive opportunities

✓

clawback policy upon a restatement

✓

robust stock ownership requirements

✓

performance award added for 2018

✗ excessive severance ✗ single trigger equity acceleration on a change in control where awards honored or assumed ✗ parachute excise tax gross-ups ✗ option repricing or buyouts

Addition of Performance Award to Grant Mix For 2018

          During 2017, the Committee, with the assistance of its independent compensation consultant, conducted a thorough review of the Company's short-term and long-term incentive plans. Based on this review, the Committee approved a change to the long-term incentive program for 2018. The primary change was to add performance award stock units to the annual grant mix for the named executive officers, with the grant mix for 2018 being 50% stock options, 25% restricted stock, and 25% performance award. The performance award is tied to cumulative adjusted earnings per share and free cash flow over a three-year period (fiscal 2018-fiscal 2020), with a payout opportunity ranging from 50% to 200% of target assuming a threshold level of performance is achieved. The Committee believes that this change increases the pay-for-performance nature of the long-term incentive program while creating additional focus and accountability for achieving and sustaining long-term adjusted earnings per share and free cash flow growth. The Committee will continue to evaluate the long-term incentive plan design each year to ensure alignment with business priorities and market practices, and may approve further changes to the plan design in subsequent years.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 41

EXECUTIVE COMPENSATION (continued)

Determining Executive Compensation

          The Committee oversees and directs our executive compensation process and plan designs. Working under the guidance and direction of the Committee and its independent compensation consultant, our human resources team develops and implements programs that we believe are aligned with the strategies and philsophies embraced by the Committee and our Company. Our finance team heavily supports the process by providing financial analysis and input and review of program design. Except with respect to his own compensation, our CEO has final management-level review of any compensation program before it is sent to the Committee for consideration and approval. The Committee has the task of evaluating and approving our material compensation programs, including our equity compensation program. Management frequently consults with the Committee during the design process to obtain its direction and feedback on how the design of our executive compensation programs support the overall strategy of the Company. As described below, data from outside consultants are also used during the design process to obtain further insight into the features of our compensation program.

          We consider the cost (including aggregate share usage and dilution) of the various components of our compensation program in evaluating the overall balance and reasonableness of our executives' total direct compensation packages. We review total compensation levels for executive officers at least annually through the use of tally sheets that quantify each element of direct and indirect compensation provided to individual executives and the portion of the executive's total compensation represented by each element of compensation. This annual review of tally sheets also includes information on the value of executives' unexercised stock options (if any) and outstanding stock awards, as well as an evaluation of the payments and benefits that would be paid to executive officers in the event of termination of employment, including retirement or following a change in control of the Company. While providing additional context to us in making compensation decisions, the information from the tally sheets regarding unexercised stock options (if any), outstanding stock awards and termination payments and benefits generally does not affect our compensation decisions for the NEOs. This reflects our view that an executive's compensation level should be based on the Company's performance, the executive's performance, and the executive's contribution to the Company's performance.

          Our CEO provides the Committee with a performance assessment for each of the other current NEOs. Our CEO, chief financial officer, chief people officer, and general counsel generally attend regularly scheduled quarterly Committee meetings, but are not present for the executive sessions or for any discussion of his or her own compensation. The Committee approves the amount and form of each element of compensation (including base salary, annual cash incentive compensation, equity-based incentive compensation, benefits and perquisites) for the CEO and approves each element of compensation for our other executive officers after considering performance assessments and compensation recommendations made by management. The Committee may not delegate its authority for approval of executive officer compensation.

          Since 2009, the Company has engaged Pearl Meyer, a leading executive compensation advisor, to provide input with respect to our executive compensation programs, including a market review of the competitiveness of total compensation of our executives and a review of our equity program. A representative from Pearl Meyer attends our Committee meetings. For further information, see "Compensation Consultant and Use of Comparator Data" on pages 44-45

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 42

EXECUTIVE COMPENSATION (continued)

Philosophy and Objectives

          Our Company and our aspiration to be "First Choice" are built on the mission of "One Team, Driving Customer Success and Value Creation," a philosophy we believe is best embodied by our SPIRIT values:

Service:	Help our customers succeed by delivering exceptional service and the best total value experience
Performance:	Exceed our commitments every day to our team, customers, suppliers, stockholders and communities
Integrity:	Always do the right thing and always take the high road
Respect:	Treat team members the way you would like you and your family to be treated
Innovation:	Seek new and creative ways to build a reliable, effective and efficient chain of execution for our customers
Teamwork:	Win together by creating an environment where every individual puts the team first

          The Committee and our management believe that fostering these values requires a performance culture geared toward customer success and sustainable, long-term profitability. The Company's compensation programs are designed to reward achievement of these goals, thereby attracting and retaining talent that will contribute to such a culture. In particular, our executive compensation programs are intended to meet the following objectives:

    •
    Balance commitment, long-term financial success, short-term operational excellence, and achievement of short-term goals. This balance includes, but is not limited to, driving profitable growth while aligning our executives' long-term interests with stockholders' interests.
    •
    Attract, retain, motivate, and reward our top executive talent.
    •
    Differentiate rewards based on outstanding individual performance so as to promote a high-performance culture.

          In addition, we intend that our compensation programs will be aligned with:

    •
    Our business strategy:  Our compensation programs link pay to our business strategy by rewarding executives upon achievement of profitability, long-term growth, excellence in achievement of short-term operational and financial goals, and by reinforcing the "One Team" philosophy.

    •
    Our stockholders' interests:  Through the strategic use of equity-based compensation, the total compensation of our executives is directly linked to the sustained value they create for our stockholders.

    •
    Our goal of retaining and motivating key talent:  To retain the best executive talent, the total compensation opportunity is designed to provide attractive levels of compensation if performance targets are met and upside opportunity when performance targets are exceeded.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 43

EXECUTIVE COMPENSATION (continued)

Compensation Consultant and Use of Comparator Data

          During fiscal 2017, the Company requested and received information from Pearl Meyer with respect to potential conflicts of interest, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies and procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (5) any Company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Compensation Committee concluded that the work of Pearl Meyer did not raise any conflict of interest.

          In general, neither the Company nor the Committee has exclusively relied on any of the data or advice received from Pearl Meyer as to the amount of any particular item of compensation. Pearl Meyer provides input which the Company and Committee take into consideration, as the case may be, on the particular element of compensation under consideration.

          The Committee reviews compensation levels and practices at comparator companies in setting the compensation of our NEOs and when reviewing or establishing the Company's compensation programs for other associates. The information is used to help the Committee better understand the competitive market and how executives are compensated at other companies that are similar in size or industry or with whom we compete for talent.

          We seek comparators that share a similar industrial distribution model or are a direct competitor to a specific business unit. Companies are, therefore, included in the comparator group because they (1) operate in the same business as the Company or one of our business units (industrial distribution of building supplies), (2) operate in a similar business (distribution of any product), or (3) operate in a similar business model (business to business). The comparator group was developed by management and the Committee, with input from Pearl Meyer, and has been used to provide input into both the value of total compensation for executives as well as the relative value of each component of compensation. We do not rely on percentile rankings of compensation within the comparator group to determine specific compensation amounts for the NEOs; rather, the comparator group is used to identify programs and levels of pay which management and the Committee consider when evaluating our own programs.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 44

EXECUTIVE COMPENSATION (continued)

          For fiscal 2017 compensation decisions, the following comparator group has been used, consisting of companies in the same or similar business or having a similar business model:

    •
    Anixter International, Inc.
    •
    AutoZone, Inc.
    •
    CDW Corporation
    •
    Fastenal Co.
    •
    Flowserve Corp.
    •
    Genuine Parts Co.
    •
    Henry Schein, Inc.
    •
    LKQ Corp.
    •
    Masco Corporation
    •
    MSC Industrial Direct Co., Inc.
    •
    Owens & Minor, Inc.
    •
    Ryder System, Inc.
    •
    Stanley Black & Decker, Inc.
    •
    The Sherwin-Williams Company
    •
    United Rentals, Inc.
    •
    Watsco, Inc.
    •
    WESCO International, Inc.
    •
    W.W. Grainger, Inc.

Components of Compensation

          The Company believes that the compensation programs it maintains are important in achieving the compensation goals described above. For fiscal 2017, the principal components of compensation for the NEOs were base salary, annual cash incentives, annual equity incentives, and benefits and perquisites.

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which may contain certain employment arrangements, including severance payments. Each of our NEOs is also party to a change in control agreement. These arrangements are discussed more fully under "Potential Payments upon Termination or Change in Control" on pages 59-62

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 45

EXECUTIVE COMPENSATION (continued)

          The design of each component of compensation fits into the overall executive pay program and supports the philosophy and objectives previously discussed in the following manner:

Pay Component	Objective of Pay Component	Key Measures

Base salary	• Provides competitive pay while managing fixed costs • Rewards an executive for exemplary achievements against non-financial goals	• Individual performance and contribution • Scope of responsibilities • Experience • Achievement of non-financial goals
Annual cash incentives	• Focuses on short-term operational metrics that drive and support our long-term strategy • Where applicable, creates incentives for performance based on performance of individual NEO's business unit	• Achievement of agreed upon operating plan goals in profitability and working capital • Achievement of agreed upon performance goals of individual business unit
Annual equity incentives

•

Aligns executive interests to stockholder interests by rewarding long-term focus on profitability and value creation for the enterprise

•

Assists in the retention of key talent

•

Creates an "ownership culture"

• Growth in stock value • Employment retention through the vesting period of equity awards
Benefits and perquisites	• Benefits provide a safety net of protection in the case of illness, disability, or death • Perquisites generally enable the executive to perform their duties efficiently and minimize distractions	• Benefits are provided to executives on the same basis as provided to our salaried associates • Perquisites are valued by our executives at minimal cost to us
Change in control benefits	• Focuses management on acting in the best interests of our stockholders in a change in control context	• Double trigger — benefits paid upon occurrence of a change in control and involuntary or constructive termination

          Each of the components of compensation for the NEOs is discussed below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

Base Salary

          Base salaries are established at levels designed to attract and retain top executive talent while managing fixed costs at an appropriate level. The determination of any particular executive's base salary is based on personal performance and contribution, experience in the role, changes to the scope of responsibilities, market rates of pay, and internal equity. The fiscal 2017 salary increases were based on these factors, but were primarily focused on bringing base salary closer to market rates of pay based on peer group benchmarking for the position. Mr. Stegeman did not receive a merit increase for fiscal 2017 since his salary was determined to be market competitive for his position. Mr. Stengel received a 10% merit increase effective in March and an additional 11% increase in June in connection with his appointment as President and Chief Executive Officer of HD Supply Facilities Maintenance based on peer group benchmarking for the new position. Our CEO declined to receive a merit increase for fiscal 2017. Each year, our CEO, with input from human resources, proposes base salary increases, if any, for all NEOs, excluding himself, based on the foregoing factors and the Company's merit increase budget prepared by management. His proposal is subject to review and approval (with or without

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EXECUTIVE COMPENSATION (continued)

modifications) by the Committee after consideration of these factors. Our Human Resources team works directly with the Committee with respect to any changes to Mr. DeAngelo's base salary, and any changes are approved by the Committee, after the board conducts our CEO's annual performance review. Our CEO is not present during voting or deliberations on his compensation.

          The following summarizes the salary increases for fiscal 2017 for each NEO:

Name	2016	2017	$ Increase	% Increase

Joseph J. DeAngelo (CEO)	1,000,000	1,000,000	0	0
Evan J. Levitt (CFO)	475,001	522,501	47,500	10
Dan S. McDevitt	330,000	351,450	21,450	6.5
John A. Stegeman	792,227	792,227	0	0
William P. Stengel, II	410,063	500,000	89,937	22
Stephen O. LeClair	450,000	463,500	13,500	3

          The salary increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 53 is base salary earned for the relevant fiscal year.

Annual Cash Incentives

          Annual cash incentives are designed to focus the NEOs on producing superior results against key financial metrics relevant to the Company as a whole or to the individual business unit(s) that the NEO leads. By tying a significant portion of the executive's total annual cash compensation to annual variable pay, we reinforce our "pay for performance" culture and focus our executives on critical short-term financial and operational objectives which also support our long-term financial goals.

          All of our NEOs participate in the AIP, which provides cash-based incentives dependent on annual results against the key financial metrics described below. AIP target payouts to our NEOs are expressed as a percentage of base salary. Annually, these percentage targets are reviewed against comparator data and adjusted, if necessary, based on the Committee's estimation of what level of targeted payouts is necessary to retain, motivate and reward our executives.

          For fiscal 2017, the AIP performance payout weighting was based on an 80% adjusted earnings before interest, taxes, depreciation, and amortization target ("Adjusted EBITDA") and on a 20% average working capital as a percentage of sales target ("AIP-Working Capital"). Adjusted EBITDA for the fiscal 2017 AIP performance payout is Adjusted EBITDA as defined in the Company's fiscal 2017 annual report on Form 10-K. Additional information regarding Adjusted EBITDA referred to herein is included under Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics—Adjusted EBITDA and Adjusted Net Income (Loss) in the annual report on Form 10-K filed by the Company on March 13, 2018. AIP-Working Capital is computed by averaging the ending gross working capital at the end of each fiscal month divided by the fiscal year sales. Gross working capital was selected to focus on operational working capital and to mitigate any incentive to alter results through adjustments to accruals or reserves.

          For fiscal 2017, we viewed Adjusted EBITDA as the key operating metric that would drive business profitability. The AIP-Working Capital measure is intended to increase the focus on cash management across the Company, to avoid creating disincentives for investment in growth, and to

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EXECUTIVE COMPENSATION (continued)

reward teams for incremental annual improvements in working capital while continuing to grow EBITDA.

          These results were measured at various levels for each NEO based on their role and responsibilities, as follows:

    •
    DeAngelo, Levitt, and McDevitt – Consolidated Global Support Center (GSC);
    •
    Stegeman – HD Supply Construction & Industrial-White Cap (85%); Home Improvement Solutions (HIS) (10%); and HD Supply Canada (5%);
    •
    Stengel – HD Supply Facilities Maintenance.

          The following are the performance and payout scales that were approved by the Committee in February 2017, and adjusted in August 2017 to reflect the divestiture of the Company's Waterworks business, for the fiscal 2017 annual cash incentives for NEOs, as well as the actual performance results for 2017. The AIP targets for the GSC were adjusted by the Committee to reflect the divestiture by the Company's of its Waterworks business unit in August 2017 and related loss of EBITDA and working capital for the remainder of the fiscal year after closing the transaction.

	Adjusted EBITDA(80% Weight)						AIP-Working Capital % of Sales (20% Weight)
($ in millions)	GSC ($)	C&I White Cap ($)	C&I Canada (CAN$)	Facilities Maintenance ($)	HIS ($)	Payout % of Target	GSC (%)	C&I White Cap (%)	C&I Canada (%)	Facilities Maintenance %	HIS (%)	Payout % of Target

Threshold	804.9	196.7	12.9	522.53	27.1	25	17.7	19.5	24.2	18.9	12.3	50
Target	884.5	218.6	14.3	564.2	28.6	100	16.7	18.4	22.9	17.8	11.6	100
Stretch	919.0	240.5	15.7	586.2	30.6	150	15.7	17.3	21.5	16.7	10.9	150
Maximum	946.4	256.6	21.4	603.7	32.9	200	14.7	16.2	20.1	15.7	10.2	200

Actual Performance	846.7	214.0	14.8	534.9	29.0		16.7	18.3	21.2	17.9	12.4
Payout % of Target	64.40	84.17	116.20	47.33	110.31		99.98	106.30	160.71	97.40	0

          Based on the pre-approved goals and payout ranges, and actual results, the following summarizes the actual amounts earned by each NEO under the fiscal 2017 AIP:

		Target AIP Opportunity
				Weighted Avg Payout % of Target
Name	Base Salary	% Salary	$ Value		Actual AIP Award(1)

Joseph J. DeAngelo (CEO)	1,000,000	150	1,500,000	71.52	1,072,770
Evan J. Levitt (CFO)	522,501	75	391,876	71.52	280,261
Dan S. McDevitt	351,450	50	175,725	71.52	125,675
John A. Stegeman	792,227	100	792,227	90.39	716,066
William P. Stengel, II	500,000	75	362,303	57.34	207,759

(1)
Mr. LeClair was not eligible to receive any AIP bonus for fiscal 2017 due to his separation from service in August 2017 in connection with the Company's divestiture of its Waterworks business unit.

Annual Equity Incentives

          Our NEOs participate in the Company's long-term incentive plan, which provides annual equity grants to our NEOs under the Company's Omnibus Incentive Plan that was approved by our stockholders in May 2017 (the "Omnibus Plan"). The Omnibus Plan is an amendment and restatement of the Company's 2013 Omnibus Stock Incentive Plan (the "2013 Plan"), which replaced and succeeded the HDS Investment Holding, Inc. Stock Incentive Plan ("Prior Plan") that was adopted by the board

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EXECUTIVE COMPENSATION (continued)

shortly following our separation from Home Depot in 2007 (collectively, the Omnibus Plan, 2013 Plan and the Prior Plan are referred to as the "Stock Plan"). Upon adoption of the 2013 Plan, the Prior Plan terminated and no future awards may be made under that plan. However, awards previously granted under the Prior Plan are unaffected by its termination.

          The Company believes that granting equity awards under the Stock Plan is an effective way to align executive performance to our key goal of increasing value for the Company's stockholders. The view of the Committee is that, assuming that our management is successful in increasing the value of the Company, equity awards under the Stock Plan will have a high potential value for all participants as a percentage of total compensation. The vesting component is intended to maximize the retentive effect of the equity grants.

          The Committee made an annual equity grant to NEOs in February 2017 in the form of nonqualified stock options (75% of grant value, 50% of value for Mr. McDevitt) and restricted stock awards (25% of grant value, 50% of grant value for Mr. McDevitt) that vest in four equal annual installments on each of the first through fourth anniversaries of the grant date. The grants in February 2017 were based on the following percentages of each NEO's 2016 fiscal year end base salary.

Name	% of Base Salary at 2016 FYE

Joseph J. DeAngelo (CEO)	425
Evan J. Levitt (CFO)	300
Dan S. McDevitt	75
John A. Stegeman	100
William P. Stengel	300
Stephen O. LeClair	100

          Seventy-five percent of this amount (50% for Mr. McDevitt) was then divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, and 25% of this amount (50% for Mr. McDevitt) was then divided by the per share closing stock price on the grant date to determine the number of restricted shares granted. The percentage of base salary amount and the allocation percentage between restricted stock and stock options was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 45, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          The addition of stock options to the annual grant mix in fiscal 2016 was intended to significantly enhance the pay-for-performance orientation of the long-term incentive plan and to create even stronger stockholder alignment. This is accomplished by having a component of the annual equity grant that will only deliver value to executives if value is delivered to stockholders through stock price appreciation. Although the Committee reviewed and considered various means of strengthening performance linkage, including the use of performance shares, stock options were believed to be the best choice at the time given the challenges associated with creating appropriate performance measures for multi-year performance periods in light of recent significant divestitures and related business model changes.

          However, the Committee is committed to periodically reviewing the equity award mix to ensure that it remains aligned with the objectives of the program going forward. During 2017, the Committee,

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 49

EXECUTIVE COMPENSATION (continued)

with the assistance of its independent compensation consultant, conducted a thorough review of the Company's short-term and long-term incentive plans. Based on this review, the Committee approved a change to the long-term incentive program for 2018. The primary change was to add performance award stock units to the annual grant mix for the named executive officers, with the grant mix for 2018 being 50% stock options, 25% restricted stock, and 25% performance award. The performance award is tied to cumulative adjusted earnings per share and free cash flow over a three-year period (fiscal 2018-fiscal 2020), with a payout opportunity ranging from 50% to 200% of target assuming a threshold level of performance is achieved. The Committee believes that this change increases the pay-for-performance nature of the long-term incentive program while creating additional focus and accountability for achieving and sustaining long-term adjusted earnings per share and free cash flow growth. The Committee will continue to evaluate the long-term incentive plan design each year to ensure alignment with business priorities and market practices, and may approve further changes to the plan design in subsequent years.

Benefits and Perquisites

          The benefits provided to our NEOs are the same as those generally provided to our other salaried associates and include medical, dental and vision insurance, basic life insurance and accidental death and dismemberment insurance, short and long-term disability insurance, and a 401(k) plan. Our NEOs are also eligible to participate in the Company's broad-based employee stock purchase plan, which provides a 5% discount off the market price of Company stock at the time of purchase.

          Our executives participate in a limited number of perquisite programs. We maintain these programs because they are valued by our NEOs but impose relatively little cost to us. Based on Pearl Meyer's input and peer group benchmarking, the cost of the perquisites provided to our CEO is positioned below the median of our peers.

          All of the NEOs participate in the executive basic life insurance plan. Under this plan, the beneficiary of a participant who dies while employed by us is entitled to a lump sum payment of $500,000. The participant owns the insurance policy, and the Company pays the premium on his or her behalf. The value of the premium for fiscal 2017 ranged from $600 to $2,580 and was taxable to the executive. For fiscal 2017, one NEO was eligible to purchase a 20-year term supplemental life insurance policy that is owned by the participant. The Company pays the premiums on the participant's behalf. The participant's financial planning benefit is reduced by the amount of premiums paid for supplemental life insurance. The value of the premium for supplemental life insurance for fiscal 2017 was $2,290 and was taxable to the executive. At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on any life insurance benefit. This additional payment is also taxable to the executive and is grossed up. The supplemental life insurance benefit has been discontinued and no officers are eligible for this benefit going forward.

          Other benefits provided to our NEOs include use of a company car, the purchase of a company car for less than market value, and reimbursement for financial planning services. The value of providing company cars and reimbursement for financial planning services is taxable to the executive and is grossed up to avoid reducing the value of the benefits. Each of our NEOs received a financial planning services benefit for fiscal 2017 ranging from $12,710 to $18,000. Our NEOs received a company car benefit for fiscal 2017 ranging from $5,269 to $32,410. At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on the financial planning and car benefits. This additional payment is also taxable to the executive and is grossed up.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 50

EXECUTIVE COMPENSATION (continued)

          Because the Company's business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team, all NEOs are strongly encouraged to take advantage of comprehensive executive physical examinations paid for by the Company. The value of executive physical examinations for our NEOs for fiscal 2017 ranged from $0 to $3,546.

          One officer received an $502 benefit for passport renewal and expediting fees that were required for business purposes but that also had a potential personal benefit. Another officer received an $836 benefit for spousal air travel to attend a Company business event.

          The tax gross-up perquisite received by our NEOs for fiscal 2017 ranged from $13,761 to $39,386.

          Based on Pearl Meyer's input and peer group benchmarking, the cost of the perquisites provided to our CEO is positioned below the median of our peers.

Change in Control Agreements

          To focus management on acting in the best interests of our stockholders in a change in control context, consistent with peer benchmarking with respect to executive level change in control agreements, the Committee approved agreements for our executive officers that generally provide for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). We believe that providing this protection to our senior executives aids retention and minimizes any disincentive to pursue a transaction that would be good for our stockholders but potentially bad for individual executives due to job loss. Benefits are predicated upon a "double trigger" (employment termination and consummation of a change in control) and no excise tax gross-ups are provided to the executives, thereby protecting the interests of our stockholders. See "Potential Payments Upon Termination or Change in Control" on pages 59-62 for a summary of the material provisions of these agreements.

Other Policies and Practices

Risk Assessment

          During fiscal 2017, management and the Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation system, we concluded that our compensation policies and practices do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company. See page 28 for additional details.

Policy on Recovering Incentive Compensation in the Event of a Restatement

          The board adopted a clawback policy that provides us with the ability to require reimbursement or cancellation of any bonus or other incentive-based compensation, including stock-based compensation, awarded or paid to any current or former executive officer of the Company during the three-year period prior to a restatement if the incentive compensation was predicated upon the

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 51

EXECUTIVE COMPENSATION (continued)

achievement of financial results that were subsequently the subject of restatement, the executive officer engaged in fraud or intentional misconduct that was a substantial contributing cause to the need for the restatement, and a lower award would have been made to the executive officer based upon the restated financial results. The policy applies to incentive compensation awarded, vesting, or paid to an executive officer after the effective date of the policy on July 2, 2013. The policy is in addition to the requirements of applicable law and other legal remedies available to the Company.

Stock Ownership Guidelines and Holding Period Requirements

          Our CEO (Mr. DeAngelo) is required to own shares having a value equal to five times base salary, three times base salary for our chief financial officer (Mr. Levitt) and business unit leaders (Messrs. Stegeman and Stengel), and one times base salary for our functional leaders (Mr. McDevitt), within the later of five years from the 2013 effective date of the policy or the date he or she becomes an executive officer. Our NEOs must hold 50% of vested shares (except for shares withheld or sold to pay required tax withholding and the exercise price for options) until they are in compliance with the guidelines. Our stock ownership guidelines count the following types of ownership: shares owned outright; shares owned directly by a spouse, domestic partner, or minor child; shares owned indirectly through beneficial trust ownership; vested shares or vested stock units held in any Company plan; and the in-the-money value of vested stock option awards. Compliance is evaluated annually by the Committee as of the end of each fiscal year, using a thirty-day closing stock price average to mitigate the impact of short-term price variations. The guidelines further our core philosophy that our NEOs should also be owners of our Company. The guidelines are based on our expectation that each NEO will maintain a targeted level of investment in our stock so that the interests of our NEOs and our stockholders are closely aligned, and our NEOs have a strong incentive to provide effective management. All of our NEOs satisfied the targeted ownership guidelines as of the end of fiscal 2017.

Policy Regarding Certain Transactions in Company Securities

          We prohibit our directors, officers and employees from engaging in short sales of the Company's securities, and prohibit transactions in puts, calls or other derivative securities with respect to Company securities. We strongly discourage, but do not prohibit, our directors, officers and employees from engaging in short-term trading of Company securities or from hedging their ownership of Company stock. Any such transaction must be pre-cleared with our general counsel and, to date, no transactions of that kind have been approved.

Deductibility of Compensation

          Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount of compensation that we may deduct in any one year with respect to certain "covered employees." Beginning in 2018, the Tax Cuts and Jobs Act repealed the performance-based compensation exception to Section 162(m), making previously deductible performance-based compensation now subject to the $1 million limit. In making its compensation decisions, the Committee considers the impact of Section 162(m), along with other relevant factors (see foregoing Compensation Discussion and Analysis discussion), and provides compensation that it believes is consistent with the best interests of the Company and its stockholders. Such compensation may not be tax deductible.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 52

EXECUTIVE COMPENSATION (continued)

Summary Compensation Table for Fiscal 2017

          The following table sets forth the compensation of our chief executive officer, chief financial officer, and the three other most highly compensated executive officers for fiscal 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Joseph J. DeAngelo	2017	1,000,000	–	1,062,487	3,187,488	1,072,770	47,601	6,370,346
Chief Executive Officer	2016	1,000,000	–	1,062,479	3,187,499	–	55,263	5,305,241
	2015	1,000,000	–	3,999,976	–	1,361,280	43,799	6,405,055
Evan J. Levitt	2017	515,193	–	356,212	1,068,745	280,261	64,250	2,284,661
Chief Financial Officer	2016	461,778	–	356,223	1,068,745	236,607	57,553	2,180,906
	2015	383,861	–	710,597	–	211,844	56,464	1,362,766
Dan S. McDevitt	2017	348,150	–	123,711	123,739	125,675	73,745	795,020
General Counsel and Corporate Secretary	2016	325,385	–	123,731	123,744	109,586	36,729	719,175
	2015	300,000	–	194,972	–	136,128	14,389	645,489
John A. Stegeman	2017	792,227	–	198,015	594,158	716,066	54,653	2,355,119
President, Construction & Industrial	2016	788,677	–	297,061	891,251	1,133,660	141,224	3,251,873
	2015	765,706	–	1,120,113	–	1,185,882	51,138	3,122,839
William P. Stengel	2017	476,753		307,536	922,630	207,759	94,651	2,009,329
President and CEO, Facilities Maintenance	2016	396,593	–	432,515	1,297,558	204,261	57,214	2,388,141
	2015	333,275	–	609,892	–	185,145	61,384	1,189,695
Stephen O. LeClair	2017	229,673	675,000	112,488	337,488	–	46,852	1,401,501
Former President, Waterworks	2016	442,280	–	168,730	506,246	232,747	56,455	1,406,458
	2015	398,612	–	587,963	–	162,310	60,919	1,209,804

(1)
The amount set forth in the Bonus column for Mr. LeClair represents a transaction incentive bonus paid in connection with the Company's divestiture of its HD Supply Waterworks business on August 1, 2017.

(2)
Amounts set forth in the Stock Awards column represent the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Information about the assumptions used to value these awards can be found in Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 8—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended January 28, 2018. Mr. LeClair forfeited all unvested stock awards on his August 2017 separation date in connection with the Company's divestiture of its HD Supply Waterworks business, including 100% of his fiscal 2017 stock awards.

(3)
Amounts set forth in the Option Awards column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results Of Operations, Critical accounting policies, Stock-Based Compensation, and Note 8—Stock-Based Compensation and Employee Benefit Plans to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended January 28, 2018. Mr. LeClair forfeited all unvested options awards on his August 2017 separation date in connection with the Company's divestiture of its HD Supply Waterworks business, including 100% of his fiscal 2017 option awards.

(4)
Non-equity incentive plan compensation reflects amounts earned for fiscal 2017 under the Company's Annual Incentive Plan for Executive Officers ("AIP"). See "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 47 for a discussion of the AIP in fiscal 2017. Mr. LeClair was not eligible to receive any AIP payout due to his August 2017 separation from service in connection with the Company's divestiture of its HD Supply Waterworks business.

(5)
The All Other Compensation column for fiscal 2017 is made up of a 401(k) plan company matching contribution (available to all employees participating in our 401(k) plan), executive physical, life insurance, use of a Company car, purchase of Company car for less than fair market value, financial planning and tax gross-ups on perquisites. Other personal benefits are an $502 benefit for passport renewal fees that were required for business purposes but that also had a potential personal benefit, and an $836 benefit for spousal air travel to attend a Company business event. The incremental cost of personal use of a Company car is based on the taxable value used to impute taxable income to the NEOs in accordance with Internal Revenue Service regulations. The incremental

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 53

EXECUTIVE COMPENSATION (continued)

  cost of other perquisites and personal benefits is based on actual cost to the Company. The following perquisites and other personal benefits were provided in fiscal 2017.

Name	Car ($)	Financial Planning ($)	Life Insurance ($)	Executive Physical ($)	401(k) Match ($)	Tax Gross-Up ($)	Other ($)	TOTAL ($)

Joseph J. DeAngelo	5,269	18,000	2,580	3,491	4,500	13,761	–	47,601
Evan J. Levitt	16,397	15,000	900	2,686	4,582	24,685	–	64,250
Dan S. McDevitt	28,843	15,000	900	–	4,537	23,963	502	73,745
John A. Stegeman	11,002	15,000	2,580	2,821	4,500	17,914	836	54,653
William P. Stengel	32,410	15,000	600	3,546	3,709	39,386	–	94,651
Stephen O. LeClair	9,511	12,710	3,190	–	3,721	17,720	–	46,852

  Based on Pearl Meyer's input and peer group benchmarking, the cost of the perquisites provided to our CEO is positioned below the median of our peers.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 54

EXECUTIVE COMPENSATION (continued)

Pay Ratio Disclosure

Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Chief Executive Officer	2017	1,000,000	–	1,062,487	3,187,488	1,072,770	47,601	6,370,346
Median Employee	2017	46,674	–	–	–	827	516	48,017

RATIO OF CEO TO MEDIAN EMPLOYEE TOTAL COMPENSATION: 133:1

          Our CEO's annual total compensation is 133 times that of the median of the annual total compensation of all our U.S. employees. The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u). We used the following methodology in calculating the ratio:

  1.
  We included all U.S. individuals employed by us on December 31, 2017 to identify the median employee. We did not include employees with 2017 compensation whose employment had ended by December 31, 2017.

  2.
  Because our total non-U.S. employees account for 5% or less of our total employees, in accordance with the de minimis exemption provided by Item 402(u)(4)(ii), we excluded all non-U.S. employees in determining the median employee (512 Canada employees; one China employee; total of 10,724 U.S. and non-U.S. employees).

  3.
  We found the median employee using 2017 calendar year compensation reported to the U.S. Internal Revenue Service on Form W-2. Specifically, we used Form W-2, Box 5, Medicare Wages and Tips. We had four employees working in the U.S. on J-1 visas who were exempt from Social Security and Medicare and thus had no Box 5 amount. We used Form W-2, Box 1, Wages, Tips, Other Compensation, for these four employees.

  4.
  To minimize Company resources required to determine median compensation, we did not annualize the compensation of permanent employees who worked a partial year (e.g., new hires and employees on unpaid leaves of absence), which may have the effect of causing the ratio of CEO to median compensation to be greater than it would have been had we annualized partial year compensation.

  5.
  The compensation reported for our chief executive officer is fiscal 2017 compensation from the Summary Compensation Table on page 53 of this proxy statement. The compensation reported for the median employee is fiscal 2017 compensation from our internal payroll records. The All Other Compensation column for the median employee represents a 401(k) plan company matching contribution.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 55

EXECUTIVE COMPENSATION (continued)

Grants of Plan-Based Awards for Fiscal 2017

          The following table provides information concerning awards granted to our NEOs in fiscal 2017 under any plan.

							All other option awards: Number of securities underlying options(2) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All other stock awards: Number of shares of stock or units(2) (#)			Grant date fair value of stock and option awards ($)
								Exercise or base price of options awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	150% ($)	Maximum ($)

Joseph J. DeAngelo
2017 AIP (EBITDA)	02/28/2017	300,000	1,200,000	1,800,000	2,400,000	–	–	–	–
2017 AIP (Working Capital)	02/28/2017	150,000	300,000	450,000	600,000	–	–	–	–
Omnibus Incentive Plan	02/28/2017	–	–	–	–	24,709	219,524	43.00	4,249,975
Evan J. Levitt
2017 AIP (EBITDA)	02/28/2017	78,375	313,500	470,250	627,001	–	–	–	–
2017 AIP (Working Capital)	02/28/2017	39,188	78,375	117,563	156,750	–	–	–	–
Omnibus Incentive Plan	02/28/2017	–	–	–	–	8,284	73,605	43.00	1,424,957
Dan S. McDevitt
2017 AIP (EBITDA)	02/28/2017	35,145	140,580	210,870	281,160	–	–	–	–
2017 AIP (Working Capital)	02/28/2017	17,573	35,145	52,718	70,290	–	–	–	–
Omnibus Incentive Plan	02/28/2017	–	–	–	–	2,877	8,522	43.00	247,450
John A. Stegeman
2017 AIP (EBITDA)	02/28/2017	158,445	633,782	950,672	1,267,563	–	–	–	–
2017 AIP (Working Capital)	02/28/2017	79,223	158,445	237,668	316,891	–	–	–	–
Omnibus Incentive Plan	02/28/2017	–	–	–	–	4,605	40,920	43.00	792,173
William P. Stengel
2017 AIP (EBITDA)	02/28/2017	72,461	289,842	434,763	579,684	–	–	–	–
2017 AIP (Working Capital)	02/28/2017	36,230	72,461	108,691	144,921	–	–	–	–
Omnibus Incentive Plan	02/28/2017	–	–	–	–	7,152	63,542	43.00	1,230,166
Stephen O. LeClair
2017 AIP (EBITDA)	02/28/2017	69,525	278,100	417,150	556,200	–	–	–	–
2017 AIP (Working Capital)	02/28/2017	34,763	69,525	104,288	139,050	–	–	–	–
Omnibus Incentive Plan	02/28/2017	–	–	–	–	2,616	23,243	43.00	449,976

(1)
The AIP is based on an 80% EBITDA and 20% average working capital target payout weighting. The target payout is 150% of base salary for Mr. DeAngelo, 100% of base salary for Mr. Stegeman, 50% of base salary for Mr. McDevitt and 75% of base salary for our other NEOs. The threshold payout for EBITDA performance is 25% of the target payout. The threshold payout for working capital performance is 50% of the target payout. There is a payout of 150% of the target payout for above-target performance. The maximum payout is 200% of the target payout. A discussion of the AIP in fiscal 2017 can be found under "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" beginning on page 47.

(2)
Mr. LeClair forfeited all unvested stock awards and option awards on his separation date on August 1, 2017 in connection with the Company's divestiture of its HD Supply Waterworks business, including 100% of his fiscal 2017 stock and option awards.

Narrative disclosure to summary compensation table and grants of plan-based awards table

Stock Plan

          Equity-based awards granted to our executive officers are determined based on the intended dollar value to be delivered to provide market competitive grants keyed to the Company's stock price. The grants in February 2017 were in the form of nonqualified stock options (75% of grant value, 50% of value for Mr. McDevitt) and restricted stock awards (25% of grant value, 50% of grant value for Mr. McDevitt) that vest in four equal annual installments on each of the first through fourth

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 56

EXECUTIVE COMPENSATION (continued)

anniversaries of the grant date. The February 2017 grants were based on the following percentages of each NEO's fiscal 2016 base salary.

NEO	% of Base Salary at 2016 FYE

Joseph J. DeAngelo (CEO)	425
Evan J. Levitt (CFO)	300
Dan S. McDevitt	75
John A. Stegeman	100
William P. Stengel	300
Stephen O. LeClair	100

          Seventy-five percent of this amount (50% for Mr. McDevitt) was then divided by the per option Black-Scholes value on the grant date to determine the number of nonqualified stock options granted, and 25% of this amount (50% for Mr. McDevitt) was then divided by the per share closing stock price on the grant date to determine the number of restricted shares granted. The percentage of base salary amount and the allocation percentage between restricted stock and stock options was determined based on benchmarking data for equity grants and total compensation, using the compensation comparator group set forth on page 45, and prorated for time in the position. The benchmarking data serves as a general guideline for managing overall pay decisions relative to market benchmarks, with actual pay decisions also based on experience, performance, long-term potential, internal pay equity, tenure, and retention value.

          The Stock Plan and stock option or restricted stock agreement governs each stock option and restricted stock award and provide, among other things, the vesting provisions of the award. The holder of a restricted stock award has rights as a stockholder with respect to the shares subject to such award, including voting rights and the right to receive dividends or dividend equivalents. The Company does not currently pay dividends on its common stock. The stock option and restricted stock grants on February 28, 2017 vest in four equal annual installments on each of the first through fourth anniversaries of the grant date, subject to continued employment through such date. See "Potential Payments Upon Termination or Change in Control" on page 59-62 for information regarding the cancellation or acceleration of vesting of stock option and restricted stock awards upon an option holder's termination of employment or a change in control of the Company.

Employment Offer Letters and Change in Control Agreements

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which may contain certain employment arrangements, including severance payments. Each of our NEOs is also party to a change in control agreement. See "Potential Payments Upon Termination or Change in Control" on pages 59-62 for a summary of the material provisions of these arrangements.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 57

EXECUTIVE COMPENSATION (continued)

Outstanding Equity Awards at Fiscal 2017 Year End

          The following table sets forth the unexercised and unvested option and stock awards held by our named executive officers at fiscal 2017 year end.

	Option Awards(1)				Stock Awards(2)

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Joseph J. DeAngelo (CEO)	–	219,524	43.00	02/28/2027	–	–
	75,106	225,318	27.88	03/09/2026	164,203	6,509,007
Evan J. Levitt (CFO)	–	73,605	43.00	02/28/2027	–	–
	25,182	75,548	27.88	03/09/2026	–	–
	34,562	–	8.30	04/10/2021	–	–
	11,667	–	8.30	02/03/2020	–	–
	32,500	–	20.00	02/03/2020	45,829	1,816,662
Dan S. McDevitt	–	8,522	43.00	02/28/2027	–	–
	2,915	8,748	27.88	03/09/2026	–	–
	22,000	–	12.40	11/08/2022	–	–
	33,000	–	20.00	11/08/2022	10,904	432,235
John A. Stegeman	–	40,920	43.00	02/28/2027	–	–
	21,000	63,001	27.88	03/09/2026	–	–
	57,200	–	18.00	06/26/2023	–	–
	18,826	–	8.30	04/10/2021	39,574	1,568,713
William P. Stengel	–	63,542	43.00	02/28/2027	–	–
	6,658	19,975	36.93	11/10/2026	–	–
	21,739	65,220	27.88	03/09/2026	–	–
	21,700	–	18.00	06/26/2023	–	–
	19,916	–	8.30	04/10/2021	–	–
	8,334	–	8.30	11/03/2020	–	–
	31,250	–	20.00	11/03/2020	42,896	1,700,397
Stephen O. LeClair	–	–	–	–	–	–

(1)
Unvested options awards as of the end of fiscal 2017 vest in four equal annual installments on each of the first through fourth anniversaries of the March 9, 2016, November 10, 2016, and February 28, 2017 grant dates, subject to continued employment through the vesting dates. Mr. LeClair forfeited all unvested option awards on his separation date on August 1, 2017 in connection with the Company's divestiture of its HD Supply Waterworks business, and had 90 days after his separation date to exercise vested options.

(2)
Unvested stock awards as of the end of fiscal 2017 vest in four equal annual installments on each of the first through fourth anniversaries of the March 6, 2014, March 10, 2015, March 9, 2016, November 10, 2016, and February 28, 2017 grant dates, subject to continued employment through the vesting dates. Mr. LeClair forfeited all unvested stock awards on his separation date on August 1, 2017 in connection with the Company's divestiture of its HD Supply Waterworks business.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 58

EXECUTIVE COMPENSATION (continued)

Option Exercises and Stock Vested for Fiscal 2017

          The following table sets forth the stock vested and options exercised by the named executive officers during fiscal 2017.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Joseph J. DeAngelo	1,312,145	30,327,624	85,644	3,647,177
Evan J. Levitt	–	–	24,974	1,067,933
Dan S. McDevitt	–	–	4,110	174,133
John A. Stegeman	–	–	19,896	844,608
William P. Stengel	–	–	23,229	987,747
Stephen O. LeClair(1)	69,128	946,695	10,521	446,537

(1)
Mr. LeClair forfeited all unvested option and stock awards on his separation date on August 1, 2017 in connection with the Company's divestiture of its HD Supply Waterworks business, and had 90 days after his separation date to exercise vested options.

Pension Benefits and Nonqualified Deferred Compensation for Fiscal 2017

          We do not provide any defined benefit plans or nonqualified deferred compensation plans to our NEOs.

Potential Payments Upon Termination or Change in Control

Offer Letters

          Pursuant to either their employment offer letters or the Company's current practice, in the event of involuntary termination without cause on January 28, 2018, the last day of fiscal 2017, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would receive up to 24 months of base pay continuation, as follows:

Name	Salary Continuation On Involuntary Termination ($)

Joseph J. DeAngelo (CEO)	2,000,000
Evan J. Levitt (CFO)	1,045,002
Dan S. McDevitt	702,900
John A. Stegeman	1,584,454
William P. Stengel	1,000,000

          The employment offer letters do not provide for any payout upon termination as a result of death, retirement, disability, or termination for cause.

Change in Control Agreements

          Each of our NEOs is party to a change in control agreement with the Company. The agreement provides for an initial three-year term that will automatically renew on an annual basis following the

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 59

EXECUTIVE COMPENSATION (continued)

initial term unless either party gives advance notice of termination in accordance with the agreement. In the event of a change in control (as defined in the Stock Plan), the agreement would generally expire no earlier than the second anniversary of such change in control. Contingent upon the executive's execution of a release of claims against the Company, the agreement provides for a lump sum cash payment to the executive equal to two times the executive's base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination (as defined in the agreement) of the executive's employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). Payout is also triggered on termination of the executive's employment without cause before a change in control at the direction or request of a person or group contemplating a change in control and a change in control involving such person or group occurs within 12 months of such direction or request. In such event, the agreement also provides for a lump sum cash payment to the executive equal to the intrinsic value of any forfeited equity awards that would have vested had the executive's employment continued through the time immediately following the change in control (subject to certain limitations described in the agreement). The payments described in this paragraph are in lieu of any other severance or salary continuation obligation the Company may have to the executive, but generally do not impact benefits paid under other company plans. In consideration for the compensation provided by the agreement, the executive agrees to comply with customary non-competition and employee customer and vendor non-solicitation restrictive covenants for 24 months after termination, as well as certain customary confidentiality provisions. The Company is responsible for the executive's reasonable attorney fees and costs in defending or prosecuting certain disputes regarding the agreement.

          Pursuant to their change in control agreements, assuming an involuntary or constructive termination on January 28, 2018, the last day of fiscal 2017, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would have received the following compensation:

Involuntary or Constructive Termination in Connection With Change in Control

Name	2x Base Salary	2x Target Bonus	Employee Benefits	TOTAL
	($)	($)	($)

Joseph J. DeAngelo (CEO)	2,000,000	3,000,000	100,000	5,100,000
Evan J. Levitt (CFO)	1,045,002	783,752	100,000	1,928,754
Dan S. McDevitt	702,900	351,450	100,000	1,154,350
John A. Stegeman	1,584,454	1,584,454	100,000	3,268,908
William P. Stengel	1,000,000	724,606	100,000	1,824,606

Stock Plan

          Under the Stock Plan, an executive's unvested stock options are cancelled upon termination of his or her employment, except for terminations due to death or disability. Upon death or disability, unvested stock options vest and remain exercisable. In the case of a termination for cause (as defined in the Stock Plan), the executive's unvested and vested stock options are cancelled as of the effective date of the termination. Following a termination of employment other than for cause, vested options are cancelled unless the executive exercises them within 90 days (for options granted before November 19, 2015, 180 days if the termination was due to death, disability or retirement; for options granted on and after November 19, 2015, two years on termination due to death, disability or retirement and two years from vesting for options that continue to vest after retirement) or, if sooner, prior to the options' normal expiration date). Equity awards granted under the Omnibus Stock Plan

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 60

EXECUTIVE COMPENSATION (continued)

may provide for continued vesting of the award in the event of retirement at or after age 62 with at least five years of continuous service with the Company, contingent upon the executive: (i) not competing with the Company and its subsidiaries for the one-year period after retirement; and (ii) not engaging in activities that would constitute cause had the executive continued employment with the Company. For options granted before November 19, 2015, the executive has 180 days to exercise options vested at the time of such retirement and 90 days to exercise options vesting after such retirement. For options granted on and after November 19, 2015, the executive has two years to exercise options vested at the time of such retirement and two years to exercise options vesting after such retirement. None of our NEOs satisfied the retirement criteria at the end of fiscal 2017. Had a termination of employment without cause occurred at the end of fiscal 2017, other than a termination due to death or disability, based on a closing stock price of $39.64 at the end of fiscal 2017, our NEOs would have received a benefit, assuming the hypothetical exercise of vested stock options on the last day of fiscal 2017, and forfeited unvested stock options and stock awards, in the following amounts. For a termination of employment due to death or disability, all outstanding options and stock awards would vest (resulting in a benefit equal to the sum total of the three columns presented below).

Name	Benefit Assuming Exercise of Vested Options at FYE ($)	Forfeiture of Unvested Options at FYE ($)	Forfeiture of Unvested Stock Awards at FYE ($)

Joseph J. DeAngelo	883,247	2,649,740	6,509,007
Evan J. Levitt	2,383,257	888,444	1,816,662
Dan S. McDevitt	1,281,680	102,876	432,235
John A. Stegeman	2,074,775	740,892	1,568,713
William P. Stengel	2,242,387	821,119	1,700,397

          Under the Stock Plan, upon a change in control of the Company, all outstanding awards may be assumed and/or replaced with substitute awards having the same or better terms and conditions, provided that any substitute awards under the Omnibus Stock Plan must fully vest on a participant's involuntary termination of employment without cause or constructive termination of employment, in each case occurring within two years following the date of the change in control. In the event such awards are not assumed and/or replaced in connection with the change in control, the awards will vest and be cancelled for the same per share amount paid to the stockholders in the change in control (less, in the case of options and stock appreciation rights, the applicable exercise or base price). The Compensation Committee has the ability to prescribe different treatment of awards in the award agreements. We believe this structure is fair to both our associates and to our stockholders, as the awards may represent compensation for the loss of an executive's job after a significant career with the Company and for the appreciation of stock granted many years before. Had a change in control occurred at the end of fiscal 2017 and the awards were not assumed or replaced with new rights with similar terms, based on a closing stock price of $39.64 at the end of fiscal 2017, our NEOs would have received a benefit from the accelerated vesting of unvested equity in the following amounts:

Name	Accelerated Vesting of Equity on Change in Control ($)

Joseph J. DeAngelo	9,158,747
Evan J. Levitt	2,705,106
Dan S. McDevitt	535,111
John A. Stegeman	2,309,605
William P. Stengel	2,521,517

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 61

EXECUTIVE COMPENSATION (continued)

          Under the Prior Plan a "change in control" is defined as:

    •
    the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or any affiliates of any of the foregoing;

    •
    the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; or

    •
    the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

          Under the Omnibus Plan, a "change in control" also includes the following events:

    •
    within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") cease to constitute at least a majority of the board, provided that any director elected or nominated for election to the board by a majority of the Incumbent Directors still in office are treated as an Incumbent Director;

    •
    the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Company subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 62

COMPENSATION COMMITTEE REPORT

Report of the Compensation Committee

          The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the annual report on Form 10-K for the fiscal year ended January 28, 2018 filed with the U.S. Securities and Exchange Commission.

The Compensation Committee:
Kathleen J. Affeldt, Chair Peter A. Dorsman Patrick R. McNamee Scott D. Ostfeld

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 63

AUDIT COMMITTEE REPORT

Report of the Audit Committee

          The Audit Committee of our board oversees our financial reporting process and internal control structure on behalf of the board. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of our internal control over financial reporting. PricewaterhouseCoopers LLP, our independent registered public accounting firm, is responsible for expressing an opinion as to the conformity of our consolidated financial statements with U.S. generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting. The Audit Committee has adopted a process for pre-approving services provided by PricewaterhouseCoopers LLP.

          The Audit Committee is responsible for, among other things, reviewing with PricewaterhouseCoopers LLP the scope and results of their audit engagement. In connection with the fiscal 2017 audit, the Audit Committee has:

    •
    Reviewed and discussed with management the Company's audited financial statements and management's report on internal control over financial reporting included in our annual report on Form 10-K for the fiscal year ended January 28, 2018;

    •
    Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T; and

    •
    Received from and discussed with PricewaterhouseCoopers LLP the communications from PricewaterhouseCoopers LLP required by the PCAOB regarding their independence.

          Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board that the audited financial statements and management's report on internal control over financial reporting be included in our annual report on Form 10-K for the fiscal year ended January 28, 2018 for filing with the Securities and Exchange Commission.

          The Audit Committee has adopted a charter, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm. In accordance with its charter, the primary purposes of the Audit Committee are to: (a) assist the board in overseeing and monitoring matters relating to: (i) the Company's accounting and financial reporting policies, practices and processes, (ii) the quality and integrity of the Company's financial statements, (iii) the effectiveness of the Company's internal control over financial reporting, (iv) the Company's compliance with legal and regulatory requirements, (v) the qualifications, independence, and performance of the Company's independent auditor and (vi) the capabilities, resources, and performance of the Company's internal audit function; and (b) prepare of the report of the Audit Committee required to be included in the Company's annual proxy statement. The Audit Committee is also responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures and monitoring. The Audit Committee also oversees our procedures governing related person transactions.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 64

AUDIT COMMITTEE REPORT (continued)

          Our board has determined that each of the members of the Audit Committee is independent in accordance with the requirements of Section 5605(c) of the NASDAQ Stock Market listing standards and the requirements of Rule 10A-3(b)(1) under the Exchange Act, that each member is financially sophisticated, and that Charles W. Peffer is an audit committee financial expert, as defined in Regulation S-K under the Exchange Act. For additional information regarding the experience and qualifications of the members of the Audit Committee, see pages 17-21.

The Audit Committee:
Charles W. Peffer, Chair Peter A. Dorsman James A. Rubright Lauren Taylor Wolfe

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 65

AUDIT MATTERS

Principal Accounting Firm Fees

          Aggregate fees billed to us for the fiscal years ended January 28, 2018 and January 29, 2017 by our independent registered public accounting firm, PricewaterhouseCoopers LLP and its respective affiliates, were:

	FYE2018	FYE2017
Fees Billed	(Fiscal 2017)	(Fiscal 2016)

Audit Fees(1)	$ 3.1 million	$ 3.2 million
Audit-Related Fees(2)	$ 1.8 million	$ 0.0 million
Tax Fees(3)	$ 0.5 million	$ 0.5 million
All Other Fees	–	–

TOTAL	$ 5.4 million	$ 3.7 million

  (1)
  Includes fees and expenses for the audit of our annual financial statements, review of our quarterly financial statements, statutory audits of foreign subsidiary financial statements, and services associated with securities filings.

  (2)
  Includes fees and expenses for assurance and related services that are not included in Audit Fees. These fees principally include services in connection with the divestiture of certain businesses. Approximately $0.3 million of payments for these services were reimbursed to the Company by Clayton, Dubilier & Rice, LLC in connection with the Company's divestiture of its Waterworks business in fiscal 2017.

  (3)
  Includes fees and expenses for tax planning, consultation and compliance services.

          The Audit Committee's policy is to pre-approve all audit and permissible non-audit services (including the fees and terms thereof) performed for us by the independent registered certified public accounting firm, subject to the de minimis exceptions for non-audit services described in the Exchange Act and the rules and regulations thereunder which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee approved all services provided by PricewaterhouseCoopers LLP during fiscal 2017 and 2016.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 66

PROPOSAL 1 — AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS

          The Certificate of Incorporation and the Bylaws currently divide the board into three classes of approximately equal size (Class I, Class II and Class III), each with a three year term. The terms of the classes are staggered, meaning that only one of the three classes stands for re-election for a three-year term at each annual meeting of stockholders. Class I currently has two directors, Class II has four directors, and Class III has three directors. The terms of directors in Classes I, II, and III end at the annual meetings in 2020, 2018, and 2019, respectively. For more information on the current structure and members of our board see, "Our Board of Directors" on pages 16-21.

          The board evaluates our corporate governance policies on an ongoing basis. As a part of its ongoing review, the board carefully evaluated the current need for classified board structure. As a result of this evaluation and after carefully considering the advantages of both classified and declassified structures, the board determined, that it is advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation and the By-laws to declassify the board to allow the stockholders of the Company to vote on the election of the entire board on an annual basis, rather than on a staggered basis. Accordingly, the board has resolved to recommend that the stockholders of the Company approve the amendment to the Certificate of Incorporation set forth on Appendix A and Bylaws set forth on Appendix B attached hereto (the "Proposed Amendment").

          Under the Proposed Amendment, directors standing for election at each annual meeting of stockholders, commencing with the Annual Meeting, will be elected for a term expiring at the next annual meeting following their election and until their respective successors are elected and qualified. The Proposed Amendment will not shorten the term of any existing director. If the Proposed Amendment is approved by the stockholders of the Company by the requisite vote at the Annual Meeting, then the Proposed Amendment will become effective immediately upon the filing of the Proposed Amendment with the office of the Secretary of State of the State of Delaware, which we intend to do during the course of the Annual Meeting, and will apply to the election of directors at the Annual Meeting.

          If the Proposed Amendment is approved:

    •
    at the Annual Meeting, the Class II directors whose term expires the Annual Meeting will stand for election for terms of one year (a term that expires at the 2019 annual meeting of stockholders);

    •
    at the 2019 annual meeting of stockholders, Class II directors elected at the Annual Meeting, as well as the Class III directors whose term expires at the 2019 annual meeting of stockholders, will stand for election for terms of one year (a term that expires at the 2020 annual meeting of stockholders); and

    •
    at the 2020 annual meeting of stockholders in 2020, the board will cease to be classified and all directors will be elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify.

          The Proposed Amendment also provides that any director elected to fill a vacancy will hold office for the term that remains for that director, and any director elected to fill a vacancy that resulted from an increase in the size of the board will be elected to serve until the next annual meeting. In addition

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 67

PROPOSAL 1 — AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS (continued)

to modifying the provisions related to declassification, the Proposed Amendment removes certain provisions of the Certificate of Incorporation and Bylaws which are no longer applicable. These modifications do not modify the stockholders' rights with respect to the Company or impose any new obligations on the Company.

          If the Proposed Amendment is not approved by the stockholders of the Company by the requisite vote at the Annual Meeting, the Company will continue to have a classified board as currently provided for in the Company's Certificate of Incorporation and Bylaws.

          Under the terms of the Certificate of Incorporation and Bylaws, the Proposed Amendment must be adopted by the affirmative vote of at least 75% of the voting power of the outstanding shares as of the record date. The description of the Proposed Amendment above is only a summary and is qualified in its entirety by reference to the actual text of the Proposed Amendment included in Appendix A and Appendix B attached to this proxy statement.

THE BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND OUR
CERTIFICATE OF INCORPORATION AND BYLAWS TO DECLASSIFY OUR BOARD.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 68

PROPOSAL 2 — ELECTION OF DIRECTORS

          The board has nominated the four persons named below for election as directors at the Annual Meeting to serve until their respective successors are elected and qualify. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

Name	Age	Director Since	Occupation	Board Committees	Other Public Company Boards	Independent

Betsy S. Atkins	64	2013	CEO, Baja Corporation	Chair N&CG	3	Yes
Scott D. Ostfeld	41	2017	Partner, JANA Partners	Compensation	0	Yes
James A. Rubright	71	2014	Retired CEO, Rock-Tenn	Audit; N&CG	0	Yes
Lauren Taylor Wolfe	39	2017	Founding Partner, Impactive Capital*	Audit; N&CG	0	Yes

*
Effective April 2018

          For additional biographical information about the nominees for director, including information about their qualifications to serve as a director, see "Our Board of Directors" beginning on page 16.

          If our stockholders approve the proposed amendment of our Certificate of Incorporation and Bylaws (see Proposal 1 on pages 67-68) by the requisite vote at the Annual Meeting, the proposed amendment will become effective immediately upon the filing of the proposed amendment with the office of the Secretary of State of the State of Delaware, which we intend to do during the course of the Annual Meeting, and will apply to the election of directors at the Annual Meeting. If the proposed amendment is approved:

    •
    at the Annual Meeting, the Class II directors (the four nominees above) whose term expires the Annual Meeting will stand for election for terms of one year (a term that expires at the 2019 annual meeting of stockholders);

    •
    at the 2019 annual meeting of stockholders, Class II directors elected at the Annual Meeting, as well as the Class III directors whose term expires at the 2019 annual meeting of stockholders, will stand for election for terms of one year (a term that expires at the 2020 annual meeting of stockholders); and

    •
    at the 2020 annual meeting of stockholders in 2020, the board will cease to be classified and all directors will be elected to serve terms expiring upon the next annual meeting of stockholders following their election and until their respective successors are elected and qualify.

          If the proposed amendment is not approved by the stockholders of the Company by the requisite vote at the Annual Meeting, the Company will continue to have a classified board as currently provided for in the Company's Certificate of Incorporation and Bylaws, and, if elected, the nominees will serve for a three-year term and until their successors are elected and qualify.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 69

PROPOSAL 2 — ELECTION OF DIRECTORS (continued)

          There are no agreements or arrangements between third parties and any of the nominees that provide for compensation or other payment in connection with the director's candidacy or service as a director.

THE BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD
OF EACH OF THE FOUR NOMINEES FOR DIRECTOR.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 70

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP audited our consolidated financial statements and internal control over financial reporting for the year ended January 28, 2018. Upon the recommendation of our Audit Committee, the board has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our consolidated financial statements and internal control over financial reporting for the year ending February 3, 2019 and to prepare a report on this audit, subject to ratification by our stockholders. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008.

          This proposal asks you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although we are not required to obtain such ratification from our stockholders, the board believes that it is good practice to do so. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee and the board may reconsider the appointment.

          A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

THE BOARD RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 71

OTHER INFORMATION FOR STOCKHOLDERS

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the U.S. Securities and Exchange Commission (the "SEC"). These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, each of our directors and executive officers complied during fiscal 2017 with all applicable Section 16(a) filing requirements.

Solicitation of Proxies

          We will pay our costs of soliciting proxies. Directors, officers and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to the proxy materials from, beneficial owners. We have not engaged an independent proxy solicitor for the Annual Meeting.

Stockholder Proposals or Stockholder Nominations for Director at 2019 Annual Meeting

          To be considered for inclusion in next year's proxy statement and form of proxy, proposals by stockholders for business to be considered at the 2019 annual meeting of stockholders must be submitted in writing so that they are received by the Company no later than November 30, 2018 and must comply with the requirements of SEC Rule 14a-8. Proposals should be submitted to: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339.

          Stockholders who wish to propose business or nominate persons for election to the board at the 2019 annual meeting of stockholders, and the proposal or nomination is not intended to be included in our proxy statement, must provide advance notice to us of stockholder business or nomination in accordance with Section 1.12 of our Bylaws. In order to be properly brought before the 2019 annual meeting of stockholders, Section 1.12 of our Bylaws requires that a notice of a matter the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received by our Corporate Secretary not less than 90 days nor more than 120 days before the first anniversary of the preceding year's annual stockholder meeting. Therefore, any notice intended to be given by a stockholder with respect to the 2019 annual meeting of stockholders pursuant to our Bylaws must be received by Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3400 Cumberland Boulevard, Atlanta, Georgia 30339 no later than the close of business on February 16, 2019. However, if the date of our 2019 annual meeting occurs more than 30 days before or 70 days after May 17, 2019, the anniversary of the Annual Meeting, a stockholder notice will be timely if it is received by our Corporate Secretary by the later of (a) the close of business on the 90th day before the date of the 2019 annual meeting and (b) 10 days after public announcement of the date of meeting. Our Bylaws are available on the governance page of our investor relations website at http://ir.hdsupply.com/index.cfm.

2017 Annual Report to Stockholders

          A copy of our annual report on Form 10-K for the fiscal year ended January 28, 2018 is available free of charge at http://www.astproxyportal.com/ast/18392/.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 72

OTHER INFORMATION FOR STOCKHOLDERS (continued)

Other Business

          The board is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement. Should any other matter requiring a vote of the stockholders arise, Dan S. McDevitt and James F. Brumsey (with full power of substitution) are your appointed representatives at the Annual Meeting and will vote in accordance with their best judgment and as permitted by applicable law.

HDS Notice of Annual Meeting and 2018 Proxy Statement – Page 73

APPENDIX A

~~SECOND~~THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HD SUPPLY ~~HOLDINGS, INC.~~

          ~~HD SUPPLY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:~~

          ~~1.    The present name of the corporation is HD Supply Holdings, Inc. (the "Corporation").~~

          ~~2.    The Corporation was originally formed as Pro Acquisition Corporation, a Delaware corporation, on June 18, 2007. An Amended and Restated Certificate of Incorporation, changing the name of the Corporation from Pro Acquisition Corporation to HDS Investment Holding, Inc. was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on August 22, 2007. A Certificate of Amendment, changing the name of the Corporation from HDS Investment Holding, Inc. to HD Supply Holdings, Inc. was filed with the Secretary of State on April 11, 2013. A Certificate of Amendment changing the Corporation's authorized capital and affecting a 1 for 2 reverse stock split was filed with the Secretary of State on June 12, 2013.~~

          ~~3.    The Corporation's Amended and Restated Certificate of Incorporation is hereby amended and restated pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (as amended from time to time, the "DGCL"), so as to read in its entirety in the form attached hereto as Exhibit A and incorporated herein by this reference (Exhibit A and this Certificate collectively constituting the Corporation's Second Amended and Restated Certificate of Incorporation).~~

          ~~4.    The amendment and restatement of the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the DGCL, the Board of Directors of the Corporation having adopted resolutions setting forth such amendment and restatement, declaring its advisability, and directing that it be submitted to the stockholders of the Corporation for their approval; and the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted having consented in writing to the adoption of such amendment and restatement.~~

          ~~IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Second Amended and Restated Certificate of Incorporation on the                                    day of                                    , 2013.~~

~~HD SUPPLY HOLDINGS, INC.~~
~~By:~~
~~Name:~~
~~Title:~~

~~EXHIBIT A~~

~~SECOND AMENDED AND RESTATED~~
~~CERTIFICATE OF INCORPORATION~~
~~OF~~
~~HD SUPPPLY~~ HOLDINGS, INC.

          FIRST:    Name.    The name of the corporation is HD Supply Holdings, Inc. (the "Corporation").

          SECOND:    Registered Office.    The Corporation's registered office in the State of Delaware is at ~~160 Greentree~~251 Little Falls Drive, ~~Suite 101,~~ in the City of ~~Dover~~Wilmington, County of ~~Kent, 19904.~~New Castle, 19808. The name of its registered agent at such address is ~~National Registered Agents, Inc~~Corporation Service Company.

          THIRD:    Purpose.    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as amended from time to time, the "DGCL").

          FOURTH:    Capital Stock.    The total number of shares of stock which the Corporation shall have authority to issue is 1,100,000,000, consisting of: (x) 1,000,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and (y) 100,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided.

            (a)    Common Stock.    Except as otherwise provided (i) by the DGCL, (ii) by Section (b) of this Article FOURTH, or (iii) by resolutions, if any, of the board of directors of the Corporation (the "Board of Directors") fixing the powers, designations, preferences and the relative, participating, optional or other rights of the Preferred Stock, or the qualifications, limitations or restrictions thereof, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock, and shall be entitled to participate equally in all dividends payable with respect to the Common Stock and to share equally, subject to any rights and preferences of the Preferred Stock (as fixed by resolutions, if any, of the Board of Directors), in all assets of the Corporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or upon any distribution of the assets of the Corporation.

            (b)    Preferred Stock.    Subject to the provisions of this ~~Second~~Third Amended and Restated Certificate of Incorporation, the Board of Directors is authorized to fix from time to time by resolution or resolutions the number of shares of any class or series of Preferred Stock, and to determine the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of any such class or series. Further, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such class or series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any such class or series subsequent to the issue of shares of that class or series.

          FIFTH:    Management of Corporation.    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

            (a)   The number of directors constituting the Board of Directors shall be not fewer than three and not more than twenty-one, each of whom shall be a natural person. Subject to any

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  special rights of any holders of any class or series of Preferred Stock to elect directors ~~and for so long as the Second Amended and Restated Stockholders Agreement, among the Corporation and certain of its stockholders, dated as of September 21, 2007 (as amended from time to time, the "Stockholders Agreement") is in effect, the then-applicable terms, if any, of the Stockholders Agreement~~, the precise number of directors of the Corporation shall be fixed, and may be altered from time to time, only by resolution of the Board of Directors.

            (b)   The directors of the Corporation, subject to any rights of the holders of shares of any class or series of Preferred Stock to elect directors, shall be classified ~~with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. One class's initial term will expire at the first annual meeting of stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate of Incorporation, another class's initial term will expire at the second annual meeting of stockholders following the effectiveness of this Second Amended and Restated Certificate of Incorporation and another class's initial term will expire at the third annual meeting of stockholders following the effectiveness of this Second Amended and Restated Certificate of Incorporation, with directors of each class to hold office until their successors are duly elected and qualified, provided that the term of each director shall continue until the election and qualification of his or her successor or until such director's earlier death, resignation or removal. At each annual meeting of stockholders of the Corporation beginning with the first annual meeting of stockholders following the effectiveness of this Second Amended and Restated Certificate of Incorporation, subject to any rights of the holders of shares of any class or series of Preferred Stock and for so long as the Stockholders Agreement is in effect, the then-applicable terms, if any, of the Stockholders Agreement, the successors of the directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In the case of any increase or decrease, from time to time, in the number of directors of the Corporation, the number of directors in each class shall be apportioned as nearly equal a possible.~~until the 2020 annual meeting of stockholders. Beginning at the 2018 annual meeting of stockholders, the directors whose terms expire at that meeting (or such directors' successors) shall be elected to hold office for a one-year term expiring at the 2019 annual meeting of stockholders; at the 2019 annual meeting of stockholders, the directors whose terms expire at that meeting (or such directors' successors) shall be elected to hold office for a one-year term expiring at the 2020 annual meeting of shareholders; and at the 2020 annual meeting of shareholders and each annual meeting of shareholders thereafter, all directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders and until such director's successor shall have been elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

            (c)   Subject to this Article FIFTH, the election of directors may be conducted in any manner approved by the person presiding at a meeting of the stockholders or the directors, as the case may be, at the time when the election is held and need not be by written ballot.

            (d)   Subject to any rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances, and ~~for so long~~except as ~~the Stockholders Agreement is in effect, the then-applicable terms, if any, of the Stockholders Agreement, (i) following the effectiveness of this Second Amended and Restated Certificate of Incorporation and until the first date (the "Trigger Date") on which the Sponsors (as defined in Article EIGHTH) cease collectively to beneficially own (directly or indirectly) more than fifty percent (50%) of the outstanding shares of Common Stock~~otherwise provided by law, a director may be removed at any time, either for or without cause, upon affirmative vote of holders of at least a majority of the votes to which all the stockholders of the Corporation would be entitled to cast in any election of directors or class of directors ~~and (ii) from and after the Trigger Date, a~~

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~~director may be removed from office only for cause and only by the affirmative vote of holders of at least three- fourths (75%) of the votes to which all the stockholders of the Corporation would be entitled to cast in any election of directors or class of directors.~~.

            (e)   Subject to any rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances and ~~for so long as the Stockholders Agreement is in effect, the then-applicable terms, if any, of the Stockholders Agreement, and~~ except as otherwise provided by law, any vacancy in the Board of Directors that results from an increase in the number of directors, from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.

            (f)    All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this ~~Second~~Third Amended and Restated Certificate of Incorporation or by the by-laws of the Corporation) shall be vested in and exercised by the Board of Directors.

            (g)   To the fullest extent permitted by the DGCL, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended after the date of the filing of this ~~Second~~Third Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended from time to time.

            (h)   To the fullest extent permitted by the DGCL, the Corporation shall indemnify and advance expenses to the directors of the Corporation, provided that, except as otherwise provided in the by-laws of the Corporation, the Corporation shall not be obligated to indemnify or advance expenses to a director of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director, unless such action, suit or proceeding (or part thereof) has been authorized by the Board of Directors. The rights provided by this Article FIFTH, Section (i) shall not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the by-laws of the Corporation, by agreement, vote of the stockholders, approval of the directors of the Corporation or otherwise.

          SIXTH.    Stockholder Action by Written Consent.    ~~Until the Trigger Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, are: (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (but not less than the minimum number of votes otherwise prescribed by law) and (ii) delivered within 60 days of the earliest dated consent so delivered to the Corporation, to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. From and after the Trigger Date, any~~Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders.

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          SEVENTH.    Special Meetings.    Subject to the special rights of any series of Preferred Stock, and to the requirements of applicable law, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of the Board of Directors pursuant to a resolution of the Board of Directors adopted by a majority of the total number of directors then in office~~; provided that, until the Trigger Date, a special meeting of the stockholders may also be called by the Secretary of the Corporation at the request of the holders of record of a majority of the outstanding shares of Common Stock. From and after the Trigger Date, the~~. The stockholders of the Corporation do not have the power to call a special meeting of the stockholders. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation's notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice. Any special meeting of the stockholders shall be held either within or without the State of Delaware, at such place, if any, and on such date and time, as shall be specified in the notice of such special meeting. The by-laws of the Corporation may establish procedures regulating the submission by stockholders of nominations and proposals for consideration at meetings of stockholders of the Corporation.

          ~~Eight:    Business Opportunities.    To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Corporation and any of Bain Capital Integral Investors 2006, LLC, Carlyle Partners V, L.P., Carlyle Partners V-A, L.P., CP V Coinvestment A, L.P., CP V Coinvestment B, L.P., Clayton, Dubilier & Rice Fund VII, L.P., CD&R Parallel Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P. and their respective affiliates (each, a "Sponsor" and together the "Sponsors") and The Home Depot, Inc. and its affiliates ("THD" and each of the Sponsors and THD an "Investor") with respect to such Investor, the Corporation, on behalf of itself and its subsidiaries, renounces and waives any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, directly or indirectly, any potential transactions, matters or business opportunities (including, without limitation, any business activities or lines of business that are the same as or similar to those pursued by, or competitive with, the Corporation or any of its subsidiaries or any dealings with customers or clients of the Corporation or any of its subsidiaries) that are from time to time presented to any of the Investors or any of their respective officers, directors, agents, stockholders, members, partners, affiliates and subsidiaries, even if the transaction, matter or opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no such person shall be liable to the Corporation or any of its subsidiaries or affiliates for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues, acquires or participates in such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries. Any person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article EIGHTH. Neither the alteration, amendment or repeal of this Article EIGHTH, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation inconsistent with this Article EIGHTH, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Article EIGHTH in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article EIGHTH, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Article EIGHTH shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article EIGHTH (including, without limitation, each portion of any paragraph of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable that is not~~

5

~~itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article EIGHTH (including, without limitation, each such portion of any paragraph of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law. This Article EIGHTH shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the by- laws of the Corporation or applicable law.~~

          ~~Ninth~~EIGHTH:    Section 203 of the General Corporation Law.    The Corporation elects not to be governed by Section 203 of the DGCL, "Business Combinations With Interested Stockholders", as permitted under and pursuant to subsection (b)(3) of Section 203 of the DGCL.

          ~~Tenth~~NINTH:    Amendment of Certificate of Incorporation.    The Corporation reserves the right to amend, alter or repeal any provision contained in this ~~Second~~Third Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the DGCL, and all rights herein conferred upon stockholders or directors are granted subject to this reservation, provided, however, that any amendment, alteration or repeal of Article FIFTH, Section (g) or Section (h) shall not adversely affect any right or protection existing under this ~~Second~~Third Amended and Restated Certificate of Incorporation immediately prior to such amendment, alteration or repeal, including any right or protection of a director thereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. Notwithstanding anything to the contrary contained in this ~~Second~~Third Amended and Restated Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Articles FIFTH, SIXTH, SEVENTH, EIGHTH, ~~NINTH,~~ this Article NINTH and Articles TENTH and ~~Articles~~ ELEVENTH ~~and TWELFTH~~ may be altered, amended or repealed in any respect, nor may any provision or by-law inconsistent therewith be adopted, unless in addition to any other vote required by this ~~Second~~Third Amended and ~~Rested~~Restated Certificate of Incorporation or otherwise required by law~~, (i) until the Trigger Date, such amendment, alteration, or repeal is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, and (ii) from and after the Trigger Date~~, such amendment, alteration or repeal is approved at a meeting of the stockholders called for that purpose by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least three-fourths (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

          ~~Eleventh~~TENTH:    Amendment of By-Laws.    In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to amend, alter or repeal the by-laws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to amend, alter or repeal the by-laws. Any amendment, alteration or repeal of the by-laws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors then in office. In addition to any other vote otherwise required by law, the stockholders of the Corporation may amend, alter or repeal the by-laws of the Corporation, provided that any such action will require ~~(i) until the Trigger Date, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote with respect thereto, voting together as a single class and (ii) from and after the Trigger Date,~~ the affirmative vote of the holders of at least three- fourths (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class.

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          ~~Twelfth~~ELEVENTH:    Exclusive Jurisdiction for Certain Actions.    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this ~~Second~~Third Amended and Restated Certificate of Incorporation or the by-laws of the Corporation, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ~~TWELFTH~~ELEVENTH.

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HD SUPPLY HOLDINGS, INC.

~~THIRD~~FOURTH AMENDED AND RESTATED BY-LAWS

Effective as of ~~July 2, 2013~~May 17, 2018

i

ii

HD SUPPLY HOLDINGS, INC.

~~THIRD~~FOURTH AMENDED AND RESTATED BY-LAWS

As amended and restated effective ~~July 2, 2013~~May 17, 2018

ARTICLE I

STOCKHOLDERS

          Section 1.01.    Annual Meetings.     The annual meeting of the stockholders of HD Supply Holdings, Inc. (the "Corporation") for the election of directors (each, a "Director") to succeed directors whose terms expire and for the transaction of such other business as properly may come before such meeting shall be held each year, either within or without the State of Delaware, at such place, if any, and on such date and at such time, as may be fixed from time to time by resolution of the Corporation's Board of Directors (the "Board of Directors") and set forth in the notice or waiver of notice of the meeting, unless, subject to the certificate of incorporation of the Corporation (the "Certificate of Incorporation") and Section 1.11 of these by-laws, the stockholders have acted by written consent to elect Directors as permitted by the General Corporation Law of the State of Delaware, as amended from time to time (the "DGCL"). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

          Section 1.02.    Special Meetings.     Special meetings of the stockholders of the Corporation may be called only in the manner set forth in the Certificate of Incorporation. Notice of every special meeting of the stockholders of the Corporation shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation's notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice. Any special meeting of the stockholders shall be held either within or without the State of Delaware, at such place, if any, and on such date and time, as shall be specified in the notice of such special meeting.

          Section 1.03.    Participation in Meetings by Remote Communication.     The Board of Directors, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the DGCL and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

          Section 1.04.    Notice of Meetings; Waiver.

            (a)   The Secretary or any Assistant Secretary shall cause notice of each meeting of stockholders to be given in a manner permitted by the DGCL not less than ten nor more than 60 days prior to the meeting, to each stockholder of record entitled to vote at such meeting, subject to such exclusions as are then permitted by the DGCL. The notice shall specify (i) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date of stockholders entitled to notice of the meeting), (ii) the place, if any, date and time of such meeting of the stockholders, (iii) the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, (iv) in the case of a special meeting, the purpose or purposes for which such meeting is called and (v) such other information as may be required by law or as may be deemed appropriate by the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation. If the stockholder list referred to in Section 1.07 of these By-Laws is made accessible on an electronic network, the notice of meeting shall indicate how the stockholder list can be accessed. If a stockholder meeting is to be held solely by means of electronic communications, the notice of such meeting must provide the information required to access such stockholder list.

            (b)   A written waiver of notice of meeting signed by a stockholder, or a waiver by electronic transmission by a stockholder, whether given before or after the meeting, is deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a waiver of notice. The attendance of any stockholder at a meeting of stockholders is a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened.

          Section 1.05.    Quorum.     Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority in voting power of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, provided, however, that where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.08 of these By-laws until a quorum shall attend.

          Section 1.06.    Voting.     Except as otherwise provided in the Certificate of Incorporation or by law, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each such share outstanding in his or her name on the books of the Corporation at the close of business on the record date for such vote. If no record date has been fixed for a meeting of stockholders, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote (unless otherwise provided by the Certificate of Incorporation or by applicable law) for each such share of stock outstanding in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law, the Certificate of Incorporation, these By-Laws, the rules and regulations of any stock exchange applicable to the Corporation, ~~for so long as the Second Amended and Restated Stockholders Agreement, among the Corporation and certain of its stockholders, dated as of September 21, 2007 (as amended from time to time, the "Stockholders Agreement") is in effect, the then-applicable terms, if any, of the Stockholders Agreement,~~ or pursuant to any other rule or regulation applicable to the Corporation or its stockholders, the vote of a majority in voting power of the shares entitled to vote at a meeting of stockholders on the subject matter in question represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. The stockholders do not have the right to cumulate their votes for the election of Directors.

          Section 1.07.    Voting Lists.     The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare, at least 10 days before every meeting of the stockholders (and before any adjournment thereof for which a new record date has been set), a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. This list, which may be in any format including electronic format, shall be open to the examination of any stockholder prior to and during the meeting for any purpose germane to the meeting in the manner required by the DGCL and other applicable law. The stock ledger shall be the only evidence as to who are the stockholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of stockholders.

          Section 1.08.    Adjournment.     Any meeting of stockholders may be adjourned from time to time, by the chairperson of the meeting or by the vote of a majority in voting power of the shares of stock present in person or represented by proxy at the meeting, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the place, if any, and date and time thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting) are announced at the meeting at which the adjournment is taken unless the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting after the adjournment, in which case notice of the adjourned meeting in accordance with Section 1.04 of these By-Laws shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

          Section 1.09.    Proxies.     Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing an electronic transmission setting forth an authorization to act as proxy to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and applicable law makes it irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

          Section 1.10.    Organization; Procedure; Inspection of Elections.

            (a)   At every meeting of stockholders the presiding person shall be the Chairman of the Board or, in the event of his or her absence or disability, the Chief Executive Officer or, in the event of his or her absence or disability, a presiding person chosen by resolution of the Board of Directors. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding person, shall act as secretary of the meeting. The Board of Directors may make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to any such rules and regulations, the presiding person of any meeting shall have the right and authority to prescribe rules, regulations and procedures for such meeting and to take all such actions as in the judgment of the presiding person are appropriate for the proper conduct of such meetings. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders or records of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter of business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

            (b)   Preceding any meeting of the stockholders, the Board of Directors may, and when required by law shall, appoint one or more persons to act as inspectors of elections, and may designate one or more alternate inspectors. If no inspector or alternate so appointed by the Board of Directors is able to act, or if no inspector or alternate has been appointed and the appointment of an inspector is required by law, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. No Director or nominee for the office of Director shall be appointed as an inspector of elections. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall discharge their duties in accordance with the requirements of applicable law.

          Section 1.11.    Stockholder Action by Written Consent.     Except as otherwise provided in the Certificate of Incorporation, stockholders may not take any action by written consent in lieu of action at an annual or special meeting of stockholders.

          Section 1.12.    Notice of Stockholder Proposals and Nominations.

          (a)    Annual Meetings of Stockholders.     (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation's notice of the meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or a Committee appointed by the Board for such purpose, or (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of this Section 1.12(a) and who is a stockholder of record at the time such notice is delivered and at the date of the meeting~~, or (D) by any Sponsor (as defined in the Certificate of Incorporation) pursuant to the Stockholders Agreement~~.

            (ii)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to subclause (C) of Section 1.12(a)(i) of these By-Laws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than nominations must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not fewer than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting ~~(which anniversary date, in the case of the first annual meeting of stockholders following the closing of the Corporation's initial underwritten public offering of common stock, shall be deemed to be May 15, 2014);~~;

provided that if the date of the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting (including the text of any resolution proposed for consideration and if such business includes proposed amendments to the Certificate of Incorporation or By-Laws, the text of the proposed amendments), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (2) the class or series and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Notice of a stockholder nomination or proposal shall also set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business; (B) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner or any such nominee with respect to the Corporation's securities (a "Derivative Instrument"); (C) to the extent not disclosed pursuant to the immediately preceding clause (B), the principal amount of any indebtedness of the Corporation or any of its subsidiaries beneficially owned by such stockholder or by any such beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such stockholder or such beneficial owner relating to the value or payment of any indebtedness of the Corporation or any such subsidiary; and (D) any other information relating to such stockholder and any such beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a–8 (or any successor thereof) promulgated under the Exchange

Act, and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Director of the Corporation. In addition, a stockholder seeking to bring an item of business before the annual meeting shall promptly provide any other information reasonably requested by the Corporation.

            (iii)  Notwithstanding anything in the second sentence of Section 1.12(a)(ii) of these By-Laws to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice under this Section 1.12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

          (b)    Special Meetings of Stockholders.     Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation's notice of meeting shall be conducted at such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or a Committee appointed by the Board for such purpose or (ii) provided that the Board of Directors has determined that the Directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 1.12(b) and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors of the Corporation, any stockholder entitled to vote at such meeting may nominate a person or persons, as the case may be, for election to such position(s) as specified by the Corporation, if the stockholder's notice as required by Section 1.12(a)(ii) of these By-Laws shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the 120 days prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

          (c)    General.

            (i)    Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, the presiding person of a meeting of stockholders shall have the power and duty (x) to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 1.12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(ii)(C)(4) of this Section 1.12), and (y) if any proposed nomination or business is not in compliance with this Section 1.12, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted.

            (ii)   If the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 1.12 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and/or the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 1.12, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

            (iii)  For purposes of this Section 1.12, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

            (iv)  Notwithstanding the foregoing provisions of this Section 1.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.12. Nothing in this Section 1.12 shall be deemed to affect any rights of (x) stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (y) the holders of any series of preferred stock to elect Directors pursuant to any applicable provisions of the Certificate of Incorporation or of the relevant preferred stock certificate of designation.

            (v)   The announcement of an adjournment or postponement of an annual or special meeting does not commence a new time period (and does not extend any time period) for the giving of notice of a stockholder nomination or a stockholder proposal as described above.

ARTICLE II

BOARD OF DIRECTORS

          Section 2.01.    General Powers.     Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers and authority of the Corporation.

          Section 2.02.    Classification; Election of Directors.     The Board of Directors shall be classified into three classes as provided by the Certificate of Incorporation~~. Except as otherwise provided in Section 2.14 of these By-Laws, at each annual meeting of the stockholders the successors of the Directors whose term expires at that meeting shall be elected.~~ until the 2020 annual meeting of stockholders. At each annual meeting of stockholders beginning at the 2018 annual meeting of stockholders, Directors whose terms expire at that meeting (or such Directors' successors) shall be elected in accordance with the Certificate of Incorporation for a one-year term. Accordingly, at the 2018 annual meeting of stockholders, the Directors whose terms expire at that meeting (or such Directors' successors) shall be elected to hold office for a one-year term expiring at the 2019 annual meeting of stockholders; at the 2019 annual meeting of stockholders, the Directors whose terms expire at that meeting (or such Directors' successors) shall be elected to hold office for a one-year term expiring at the 2020 annual meeting of stockholders; and at the 2020 annual meeting of stockholders and each annual meeting of stockholders thereafter, all Directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders and until such Director's successor shall have been elected and qualified. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors who are standing for election shall be elected by a plurality of the votes validly cast in such election~~, provided that for so long as the Stockholders Agreement is in effect, the election of any Director shall also be subject to the then-applicable terms, if any, of the Stockholders Agreement.~~ .

          Section 2.03.    Annual and Regular Meetings: Notice.     The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders either (i) at the place of such annual meeting of the stockholders, in which event notice of such annual meeting of the Board of Directors need not be given, or (ii) at such other time and place as shall have been specified in advance notice given to members of the Board of Directors of the date, place and time of such meeting. Any such notice shall be given at least 48 hours in advance if sent to each Director by facsimile or any form of electronic transmission previously approved by a Director, which approval has not been revoked ("Approved Electronic Transmission"), or delivered to him or her personally, or at least five days in advance, if notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address. Any such notice need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice (including by Approved Electronic Transmission), whether before or after such meeting.

          The Board of Directors from time to time may by resolution provide for the holding of regular meetings. Regular meetings of the Board of Directors shall be held at the place (if any), on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.

          Section 2.04.    Special Meetings; Notice.     Special meetings of the Board of Directors shall be held whenever called by any member of the Board of Directors, at such place (within or without the State of Delaware), date and time as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on (i) 48 hours' notice, if such notice is sent by facsimile or Approved Electronic Transmission to each Director or delivered to him or her personally or (ii) five days' notice, if such notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice (including by electronic transmission), whether before or after such meeting. Any business may be conducted at a special meeting of the Board of Directors.

          Section 2.05.    Quorum.     A quorum for meetings of the Board of Directors shall consist of a majority of the total number of Directors then in office~~; provided that, so long as the applicable terms of the Stockholders Agreement are then in effect, such majority must include at least one Stockholder Designee (as defined in the Stockholders Agreement) of each of the Principal Investors (as defined in the Stockholders Agreement) entitled to designate a Stockholder Designee~~.

          Section 2.06.    Voting.     Except as otherwise required by law, the Certificate of Incorporation or these By-Laws, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors~~, subject, for so long as the Stockholders Agreement is in effect, to the then-applicable terms, if any, of the Stockholders Agreement~~.

          Section 2.07.    Adjournment.     A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place, provided such adjourned meeting is no earlier than 48 hours after written notice (in accordance with these By-Laws)

of such adjournment has been given to the Directors (or such notice is waived in accordance with these By-Laws), and, at any such adjourned meeting, a quorum shall consist of a majority of the total number of Directors then in office~~; provided that, so long as the applicable terms of the Stockholders Agreement are then in effect, such majority must include at least one Stockholder Designee of each of the Principal Investors entitled to designate a Stockholder Designee~~.

          Section 2.08.    Action Without a Meeting.     Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by Approved Electronic Transmission, and such writing or writings or Approved Electronic Transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

          Section 2.09.    Regulations; Manner of Acting.     To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. In addition to the election of the Chairman of the Board, the Board may elect one or more vice-chairpersons or lead Directors to perform such other duties as may be designated by the Board.

          Section 2.10.    Action by Telephonic Communications.     Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          Section 2.11.    Removal; Resignation.     Directors may only be removed as set forth in the Certificate of Incorporation. Any Director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation to the Chairman of the Board, the Chief Executive Officer or the Secretary. Such resignation shall take effect upon delivery unless the resignation specifies a later effective date or an effective date determined upon the happening of a specified event.

          Section 2.12.    Director Fees and Expenses.     The amount, if any, which each Director shall be entitled to receive as compensation for his or her services shall be fixed from time to time by the Board of Directors~~, subject, for so long as the Stockholders Agreement is in effect, to the then-applicable terms, if any, of the Stockholders Agreement.~~. The non-employee directors of the Corporation shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors and may be reimbursed a fixed sum for attendance at each meeting of the Board of Directors, paid an annual retainer or paid other compensation, including equity compensation, as the Board determines.

          Section 2.13.    Reliance on Accounts and Reports, etc.     A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE III

COMMITTEES

          Section 3.01.    How Constituted.     The Board of Directors shall have a Compensation Committee, an Audit Committee, a Nominating and Corporate Governance Committee and such other committees as the Board of Directors may determine (collectively, the "Committees"). Each Committee shall consist of such number of Directors as from time to time may be fixed by a majority of the total number of Directors then in office~~, provided that for so long as the Stockholders Agreement is in effect, the Composition of each Committee shall also be subject to the then-applicable terms, if any, of the Stockholders Agreement.~~. Any Committee may be abolished or re-designated from time to time by the Board of Directors. Each member of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal.

          Section 3.02.    Powers.     Each Committee shall have such powers and responsibilities as the Board of Directors may from time to time authorize and, each Committee, except as otherwise provided in this Section 3.02, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. No Committee shall have the power or authority:

            (a)   to amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

            (b)   to adopt an agreement of merger or consolidation or a certificate of ownership and merger;

            (c)   to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

            (d)   to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or

            ~~(e)~~   to amend these By-Laws of the Corporation~~; or~~

            ~~(f)~~ (e)  ~~for so long as the Stockholders Agreement is in effect, take any other action that pursuant to the then-applicable terms, if any, of the Stockholders Agreement would require any approval of the Principal Investors~~.

          Any Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it.

          Section 3.03.    Proceedings.     Each Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time, provided that the Board of Directors may adopt other rules and regulations for the governance of any Committee not inconsistent with the provisions of these By-Laws ~~and for so long as the Stockholders Agreement is in effect, the then-applicable terms, if any, of the Stockholders Agreement.~~. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors following any such proceedings.

          Section 3.04.    Quorum and Manner of Acting.     Except as may be otherwise provided in the resolution creating a Committee, at all meetings of any Committee the presence of members constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business~~; provided, however, that if any members of such Committee are serving on such Committee pursuant to the then-applicable terms, if any, of the Stockholders Agreement, a quorum shall require such member.~~. The act of the majority of the members of a Committee present at any meeting at which a quorum is present shall be the act of such Committee~~, subject, for so long as the Stockholders Agreement is in effect, to the then-applicable terms, if any, of the Stockholders Agreement.~~,. Any action required or permitted to be taken at any meeting of any Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. The members of any Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

          Section 3.05.    Action by Telephonic Communications.     Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          Section 3.06.    Resignations.     Any member of any Committee may resign from such Committee at any time by submitting an electronic transmission or by delivering a written notice of resignation to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

          Section 3.07.    Removal.     Any member of any Committee may be removed from his or her position as a member of such Committee at any time, either for or without cause, by resolution adopted by a majority of the number of Directors then in office~~, provided that for so long as the Stockholders Agreement is in effect, the removal of any member of a Committee shall be subject to the then-applicable terms, if any, of the Stockholders Agreement~~.

          Section 3.08.    Vacancies.     If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members shall continue to act, and any such vacancy may be filled by the Board of Directors subject to Section 3.01 of these By-Laws ~~and for so long as the Stockholders Agreement is in effect, to the then-applicable terms, if any, of the Stockholders Agreement~~.

ARTICLE IV

OFFICERS

          Section 4.01.    Number.     The officers of the Corporation shall be chosen by the Board of Directors and, subject to the last sentence of this Section 4.01, shall be a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents and a Secretary~~,~~

~~provided that for so long as the Stockholders Agreement is in effect, the choosing of any such officer shall also be subject to the then-applicable terms, if any, of the Stockholders Agreement.~~. The Board of Directors may also designate as officers a President, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers and agents as it shall deem necessary. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person, except that one person may not concurrently hold both the office of Chief Executive Officer and Secretary. ~~The Board may, subject to the then-applicable terms, if any, of the Stockholders Agreement (so long as the Stockholders Agreement is in effect),~~The Board may determine that the Chairman of the Board will not be an officer of the Corporation. The Chairman of the Board (whether or not an officer) shall be a Director, but no other officer need be a Director.

          Section 4.02.    Election.     Unless otherwise determined by the Board of Directors and except as otherwise provided in these By-Laws, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors at which his or her successor has been elected and qualified. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. ~~For so long as the Stockholders Agreement is in effect, the election of the Chairman of the Board and the Chief Executive Officer shall be subject to the then-applicable terms, if any, of the Stockholders Agreement.~~

          Section 4.03.    Salaries.     The salaries and other compensation of all officers and agents of the Corporation shall be fixed by the Board or in the manner established by the Board.

          Section 4.04.    Removal and Resignation; Vacancies.     Any officer may be removed for or without cause at any time by the Board of Directors or by the Chief Executive Officer as permitted pursuant to Section 4.07. Any officer may resign at any time by delivering notice of resignation, either in writing signed by such officer or by electronic transmission, to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors, or, if the Chief Executive Officer has authority pursuant to Section 4.07 of these By-Laws to fill such office, then by the Chief Executive Officer subject to Section 4.07 of these By-Laws or by the Board of Directors. ~~Notwithstanding the foregoing provisions of this Section 4.04, for so long as the Stockholders Agreement is in effect, the removal of the Chairman of the Board and the Chief Executive Officer, and the filling of vacancy in such positions, shall be subject to the then-applicable terms, if any, of the Stockholders Agreement.~~

          Section 4.05.    Authority and Duties of Officers.     The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws or in a resolution of the Board of Directors, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

          Section 4.06.    Chairman of the Board.     The Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders at which he or she is present and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

          Section 4.07.    Chief Executive Officer.     The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, the general powers and duties of supervision, direction, and management of the business and affairs of the Corporation, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. In addition, the Chief Executive Officer shall have such other powers and perform such other duties as may be delegated to him or her by the Board of Directors or as are set forth in the Certificate of Incorporation or these By-Laws. If the Board of Directors has not elected or appointed a President or the office of the President is otherwise vacant, and no officer otherwise functions with the powers and duties of the President, then, unless otherwise determined by the Board of Directors, the Chief Executive Officer shall also have all the powers and duties of the President.

          Section 4.08.    President.     The President, if there is such an officer and the Board of Directors so directs, shall serve as chief operating officer and have the powers and duties customarily and usually associated with the office of chief operating officer unless the Board of Directors provides for another officer to serve as chief operating officer (or to have the powers and duties of chief operating officer). The President shall have such other powers and perform such other duties as may be delegated to him or her from time to time by the Board of Directors or the Chief Executive Officer. If the Board of Directors has not elected or appointed a Chief Executive Officer or the office of Chief Executive Officer is otherwise vacant, then, unless otherwise determined by the Board of Directors, the President shall also have all the powers and duties of the Chief Executive Officer.

          Section 4.09.    Vice President.     Each Vice President shall have the powers and duties delegated to him or her by the Board of Directors or the President. One Vice President may be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

          Section 4.10.    Secretary and Assistant Secretaries.     The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform other duties as the Board of Directors may from time to time prescribe.

          Any Assistant Secretary, if there is such an officer, shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors), shall perform the duties and exercise the powers of the Secretary.

          Section 4.11.    Chief Financial Officer, Treasurer and Assistant Treasurers.     The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time. The Chief Executive Officer or President may direct the Treasurer or any Assistant Treasurer, if there is such an officer, to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to such office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

          Section 4.12.    Security.     The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of his or her duties, in such amount and of such character as may be determined from time to time by the Board of Directors.

          Section 4.13.    Action with Respect to Securities of Other Companies.     Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the President, or any officer of the Corporation authorized thereby, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equityholders of, or with respect to any action of, stockholders or equityholders of any other entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other entity.

ARTICLE V

CAPITAL STOCK

          Section 5.01.    Certificates of Stock, Uncertificated Shares.     The shares of the Corporation shall be represented by certificates, except to the extent that the Board of Directors has provided by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by certificates shall be entitled to have, and the Board of Directors may in its sole discretion permit a holder of uncertificated shares to receive upon request a certificate signed by the appropriate officers of the Corporation, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws.

          Section 5.02.    Signatures; Facsimile.     All signatures on the certificates referred to in Section 5.01 of these By-Laws may be in facsimile, engraved or printed form, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile, engraved or printed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

          Section 5.03.    Lost, Stolen or Destroyed Certificates.     A new certificate may be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, only upon delivery to the Corporation of an affidavit of the owner or owners (or their legal representatives) of such certificate, setting forth such allegation and a bond or undertaking as may be satisfactory to a financial officer of the Corporation to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

          Section 5.04.    Transfer of Stock.     Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the DGCL. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

          Section 5.05.    Registered Stockholders.     Prior to due surrender of a certificate for registration of transfer and to the fullest extent permitted by law, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests, provided that if a transfer of shares shall be made for collateral security, and not absolutely, this fact shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

          Section 5.06.    Transfer Agent and Registrar.     The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

ARTICLE VI

INDEMNIFICATION

          Section 6.01.    Nature of Indemnity.     The Corporation shall indemnify, to the fullest extent permitted by the DGCL and other applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each, a "proceeding"), by reason of the fact that he or she is or was or has agreed to become a Director or officer of the Corporation, or while serving as a Director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a Director, officer, employee, manager or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding had no reasonable cause to believe his or her conduct was unlawful; provided that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding the foregoing, but subject to Section 6.05 of these By-Laws, the Corporation shall not be obligated to indemnify a Director or officer of the Corporation in respect of a proceeding (or part thereof) instituted by such Director or officer, unless such proceeding (or part thereof) has been authorized in the specific case by the Board of Directors.

          The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          Section 6.02.    Successful Defense.     To the extent that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 6.01 of these By-Laws or in defense of any claim, issue or matter therein, he or she shall be indemnified by the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

          Section 6.03.    Determination That Indemnification Is Proper.     Any indemnification of a present or former Director or officer of the Corporation under Section 6.01 of these By-Laws (unless ordered by a court) shall be made by the Corporation only upon a determination that indemnification of such person is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws. Any such determination shall be made, with respect to a person who is a Director or officer at the time of such determination (i) by a majority vote of the Directors who are not parties to such proceeding, even though less than a quorum, or (ii) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders.

          Section 6.04.    Advance of Expenses.     Expenses (including attorneys' fees) incurred by a present or former Director or officer in defending any civil, criminal, administrative or investigative proceeding shall be paid by the Corporation prior to the final disposition of such proceeding upon written request by such person and delivery of an undertaking by such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation under this Article or applicable law; provided that the Board of Directors may not require such Director or officer to post any bond or otherwise provide any security for such undertaking. The Corporation or, in respect of a present Director or officer, the Board of Directors may authorize the Corporation's counsel to represent (subject to applicable conflict of interest considerations) such present or former Director or officer in any proceeding, whether or not the Corporation is a party to such proceeding.

          Section 6.05.    Procedure for Indemnification of Directors and Officers.     Any indemnification of a Director or officer of the Corporation under Sections 6.01 and 6.02 of these By-Laws, or advance of expenses to such persons under Section 6.04 of these By-Laws, shall be made promptly, and in any event within 30 days, upon the written request by or on behalf of such person (together with supporting documentation). If a determination by the Corporation that such person is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by such person in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified, to the fullest extent permitted by law, by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 of these By-Laws where the required undertaking, if any, has been received by or tendered to the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of these By-Laws, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any Committee thereof, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any Committee thereof, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          Section 6.06.    Contract Right; Non-Exclusivity; Indemnification Priority Survival.

            (a)   The rights to indemnification and advancement of expenses provided by this Article shall be deemed to be separate contract rights between the Corporation and each Director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect and any repeal or modification thereof shall not adversely affect any right or obligation then existing with respect to any state of facts then or previously existing or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such "contract rights" may not be modified retroactively as to any present or former Director or officer without the consent of such Director or officer.

            (b)   The rights to indemnification and advancement of expenses provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall not be deemed exclusive of any other rights to which a present or former Director or officer of the Corporation seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors, or otherwise provided, that to the extent that that an indemnitee is entitled to be indemnified by the Corporation pursuant to this Article and by any stockholder of the Corporation or any affiliate of any such stockholder (other than the Corporation) under any other agreement or instrument, or by any insurer under a policy maintained by such stockholder or affiliate, the obligations of the Corporation pursuant to this Article shall be primary, and the obligations of such stockholder, affiliate or insurer secondary and the Corporation shall not be entitled to contribution or indemnification from or subrogation against such stockholder or affiliate.

            (c)   The rights to indemnification and advancement of expenses provided by this Article to any present or former Director or officer shall inure to the benefit of the heirs, executors and administrators of such a person.

          Section 6.07.    Insurance.     The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on commercially reasonable terms consistent with then prevailing rates in the insurance market.

          Section 6.08.    Subrogation.     In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all documents, and do all acts, that as the Corporation may reasonably request to secure such rights, including the execution of such documents as the Corporation may reasonably request to enable the Corporation effectively to bring suit to enforce such rights.

          Section 6.09.    Employees and Agents.     The Board of Directors, or any officer authorized by the Board of Directors generally or in the specific case to make indemnification decisions, may cause the Corporation to indemnify any present or former employee or agent of the Corporation in such manner and for such liabilities as the Board of Directors may determine, up to the fullest extent permitted by the DGCL and other applicable law.

          Section 6.10.    Interpretation, Severability.     Terms defined in Sections 145(h) or (i) of the DGCL have the meanings set forth in such sections when used in this Article. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director or officer as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether, civil, criminal, administrative, investigative or otherwise, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VII

OFFICES

          Section 7.01.    Registered Office.     The registered office of the Corporation in the State of Delaware shall be located at the location provided in the Certificate of Incorporation.

          Section 7.02.    Other Offices.     The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE VIII

GENERAL PROVISIONS

          Section 8.01.    Dividends.     Subject to any applicable provisions of law and the Certificate of Incorporation ~~and for so long as the Stockholders Agreement is in effect, the then-applicable terms, if any, of the Stockholders Agreement~~, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

          A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

          Section 8.02.    Reserves.     There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation and the Corporation's stockholders, and the Board of Directors may similarly modify or abolish any such reserve.

          Section 8.03.    Execution of Instruments.     Except as otherwise provided by law or the Certificate of Incorporation, the Board of Directors or the Chief Executive Officer may authorize the Chief Executive Officer or any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

          Section 8.04.    Voting as Stockholder.     Unless otherwise determined by resolution of the Board of Directors, the Chairman of the Board or the Chief Executive Officer or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock at any such meeting or through action without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon (in general or confined to specific instances) any other person or persons.

          Section 8.05.    Fiscal Year.     The fiscal year of the Corporation shall be fixed from time to time by resolution of the Board of Directors.

          Section 8.06.    Seal.     The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

          Section 8.07.    Books and Records; Inspection.     Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

          Section 8.08.    Electronic Transmission.     "Electronic transmission", as used in these By-Laws, means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX

AMENDMENT OF BY-LAWS

          Section 9.01.    Amendment.     Subject to the provisions of the Certificate of Incorporation, these By-Laws may be amended, altered or repealed:

            (a)   by resolution adopted by a majority of the Board of Directors if at any special or regular meeting of the Board of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, ~~provided that for so long as the Stockholders Agreement is in effect, any approvals required by the then-applicable terms, if any, of the Stockholders Agreement shall also have been obtained,~~or

            ~~(b)   until the Trigger Date (as such term is defined in the Certificate of Incorporation), at any regular or special meeting of the stockholders upon the affirmative vote of at least a majority of the shares of the Corporation entitled to vote generally in the election of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, or~~

            ~~(c)~~   (b) ~~from and after the Trigger Date,~~ at any regular or special meeting of the stockholders upon the affirmative vote of at least three-fourths (75%) of the shares of the Corporation entitled to vote generally in the election of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting. ~~So long as the Stockholders Agreement remains in effect, the Board of~~

~~Directors shall not approve any amendment, alteration or repeal of any provision of these By-Laws, or the adoption of any new by-law, that would be contrary to or inconsistent with the then-applicable terms, if any, of the Stockholders Agreement or this sentence.~~

          Notwithstanding the foregoing, ~~(x) no amendment to the Stockholders Agreement (whether or not such amendment modifies any provision of the Stockholders Agreement to which these By-Laws are subject) shall be deemed an amendment of these By-Laws for purposes of this Section 9.01 and (y)~~ no amendment, alteration or repeal of Article VI shall adversely affect any right or protection existing under these By-Laws immediately prior to such amendment, alteration or repeal, including any right or protection of a present or former Director or officer thereunder in respect of any act or omission occurring prior to the time of such amendment.

ARTICLE X

CONSTRUCTION

          Section 10.01.    Construction.     In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the Certificate of Incorporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

- 0 HD SUPPLY HOLDINGS, INC. Proxy for Annual Meeting of Stockholders to be held on May 17, 2018 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Dan S. McDevitt and James F. Brumsey, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of HD Supply Holdings, Inc., to be held at HD Supply Leadership Development Center, 3400 Cumberland Boulevard, Atlanta, Georgia 30339, on Thursday, May 17, 2018, at 11:00 a.m. (Eastern Daylight Time), and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, INC. May 17, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 17, 2018: The proxy statement and fiscal 2017 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20430300000000000000 2 051718 1. To approve an amendment to our certificate of incorporation and election of directors; PricewaterhouseCoopers LLP as our independent registered made, this proxy will be voted FOR Proposals 1 and 3 and FOR ALL NOMINEES changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 2. To elect the four directors nominated by the board of directors; NOMINEES: FOR ALL NOMINEESO Betsy S. Atkins O Scott D. Ostfeld WITHHOLD AUTHORITYO James A. Rubright FOR ALL NOMINEESO Lauren Taylor Wolfe FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN bylaws to declassify our board and provide for the annual 3. To ratifythe board of directors’appointmentof public accounting firm for the fiscal year ending on February 3, 2019; 4. To transact any other business as may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is in Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF HD SUPPLY HOLDINGS, May 17, 2018 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 5:00 PM EDT the day before the meeting. MAIL - Sign, date and mail your completed proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20430300000000000000 2 051718 1. To approve an amendment to our certificate of incorporation and election of directors; O Betsy S. Atkins FOR ALL NOMINEES PricewaterhouseCoopers LLP as our independent registered made, this proxy will be voted FOR Proposals 1 and 3 and FOR ALL NOMINEES changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 2. To elect the four directors nominated by the board of directors; NOMINEES: O Scott D. Ostfeld WITHHOLD AUTHORITYO James A. Rubright FOR ALL NOMINEESO Lauren Taylor Wolfe FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN bylaws to declassify our board and provide for the annual 3. To ratifythe board of directors’appointmentof public accounting firm for the fiscal year ending on February 3, 2019; 4. To transact any other business as may properly come before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is in Proposal 2. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 17, 2018: The proxy statement and fiscal 2017 annual report on Form 10-K are available online at http://www.astproxyportal.com/ast/18392/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS